SECURITY AGREEMENT
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     Security  Agreement  ("Agreement")  dated as of  March  21,  2001,  between
ULTRASOUND TECHNICAL SERVICES, INC. D/B/A ULTRASOUND DIAGNOSTIC SCHOOLS, a corporation organized and existing under the laws of the State of New York having its principal office at 4400 Biscayne Blvd, 6th Floor, Miami, FL 33137 ("Grantor"), and MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 222 North LaSalle Street, Chicago, IL 60601 ("MLBFS").

     In order to induce MLBFS to extend or continue to extend credit to WHITMAN EDUCATION GROUP, INC. D/B/A WHITMAN EDUCATION GROUP F/K/A WHITMAN MEDICAL CORPORATION ("Customer") under the Loan Agreements (as defined below) or otherwise, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor hereby agrees with MLBFS as follows:

1. DEFINITIONS

     (a) Specific Terms. In addition to terms defined elsewhere in this Agreement, when used herein the following terms shall have the following meanings:

     (i) "Account Debtor" shall mean any party who is or may become obligated with respect to an Account or Chattel Paper.

     (ii) "Bankruptcy Event" shall mean any of the following: (A) a proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or receivership law or statute shall be filed or consented to by Grantor or Customer; or (B) any such proceeding shall be filed against Grantor or Customer and shall not be dismissed or withdrawn within sixty (60) days after filing; or
(C) Grantor or Customer shall make a general assignment for the benefit of creditors; or (D) Grantor or Customer shall generally fail to pay or admit in writing its inability to pay its debts as they become due; or (E) Grantor or Customer shall be adjudicated a bankrupt or insolvent.

     (iii) "Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

     (iv) "Collateral" shall mean all Accounts, Chattel Paper, Contract Rights, Inventory, Equipment, Fixtures, General Intangibles, Deposit Accounts, Documents, Instruments, Financial Assets and Investment Property of Grantor, howsoever arising, whether now owned or existing or hereafter acquired or arising, and wherever located; together with all parts thereof (including spare parts), all accessories and accessions thereto, all books and records (including computer records) directly related thereto, all proceeds thereof (including, without limitation, proceeds in the form of Accounts and insurance proceeds), and the additional collateral described in Section 7 (b) hereof.

     (v) "Default" shall mean an "Event of Default", as defined in Section 6 hereof, or any event which with the giving of notice, passage of time, or both, would constitute such an Event of Default.

     (vi) "Loan Agreement" shall mean: (a) that certain TERM LOAN AND SECURITY AGREEMENT No. 0103551501 between MLBFS and Customer, together with all agreements, instruments and documents executed pursuant thereto, as any or all of the same may from time to time be or have been amended, restated, extended or supplemented.

     (vii) "Location of Tangible Collateral" shall mean the address of Grantor set forth at the beginning of this Agreement, together with any other address or addresses set forth on any exhibit hereto as being a Location of Tangible Collateral.

     (viii) "Obligations" shall mean all liabilities, indebtedness and other obligations of Customer or Grantor to MLBFS, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary or joint or several, and, without limiting the foregoing, shall include interest accruing after the filing of any petition in bankruptcy, and all present and future liabilities, indebtedness and obligations of Customer under the Loan Agreements and the agreements, instruments and documents executed pursuant thereto, and of Grantor under this Agreement.

     (ix) "Permitted Liens" shall mean with respect to the Collateral: (A) liens for current taxes not delinquent, other non-consensual liens arising in the ordinary course of business for sums not due, and, if MLBFS' rights to and interest in the Collateral are not materially and adversely affected thereby, any such liens for taxes or other non-consensual liens arising in the ordinary course of business being contested in good faith by appropriate proceedings; (B) liens in favor of MLBFS; and (C) any other liens expressly permitted in writing by MLBFS.

     (b) Other Terms. Except as otherwise defined herein, all terms used in this Agreement which are defined in the Uniform Commercial Code of Illinois ("UCC") shall have the meanings set forth in the UCC.

2. COLLATERAL

     (a) Pledge of Collateral. To secure payment and performance of the Obligations, Grantor hereby pledges, assigns, transfers and sets over to MLBFS, and grants to MLBFS a first lien and security interest in and upon all of the Collateral, subject only to Permitted Liens.

     (b) Liens. Except upon the prior written consent of MLBFS, Grantor shall not create or permit to exist any lien, encumbrance or security interest upon or with respect to any Collateral now owned or hereafter acquired other than Permitted Liens.

     (c) Performance of Obligations. Grantor shall perform all of its obligations owing on account of or with respect to the Collateral in all material respects; it being understood that nothing herein, and no action or inaction by MLBFS, under this Agreement or otherwise, shall be deemed an assumption by MLBFS of any of Grantor's said obligations.

     (d) Notice of Certain Events. Grantor shall give MLBFS immediate notice of any attachment, lien, judicial process, encumbrance or claim affecting or involving $25,000.00 or more of the Collateral.

     (e) Indemnification Grantor shall indemnify, defend and save MLBFS harmless from and against any and all claims, losses, costs, expenses (including, without limitation, reasonable attorneys' fees and expenses), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever which may be asserted against or incurred by MLBFS arising out of or in any manner occasioned by (i) the ownership, use, operation, condition or maintenance of any Collateral, or
(ii) any failure by Grantor to perform any of its obligations hereunder; excluding, however, from said indemnity any such claims, losses, etc. arising out of the willful wrongful act or active gross negligence of MLBFS. This indemnity shall survive the expiration or termination of this Agreement as to all matters arising or accruing prior to such expiration or termination.

     (f) Insurance. Grantor shall insure all of the tangible Collateral with an insurer or insurers reasonably acceptable to MLBFS, under a policy or policies of physical damage insurance reasonably acceptable to MLBFS providing that (i) losses will be payable to MLBFS as its interests may appear pursuant to a Lender's Loss Payable endorsement , and (ii) MLBFS will receive not less than 10 days prior written notice of any cancellation; and containing such other provisions as may be reasonably required by MLBFS. Grantor shall maintain such other insurance as may be required by law or otherwise reasonably required by MLBFS. Grantor shall furnish MLBFS with a copy or certificate of each such policy or policies and, prior to any expiration or cancellation, each renewal or replacement thereof.

     (g) Event of Loss. Grantor shall at its expense promptly repair all reasonably repairable damage to any tangible Collateral. In the event that any tangible Collateral is damaged beyond repair, lost, totally destroyed or confiscated (an "Event of Loss") and such Collateral had a value prior to such Event of Loss of $25,000.00 or more, then, on or before the first to occur of
(i) 90 days after the occurrence of such Event of Loss, or (ii) 10 Business Days after the date on which either Grantor or MLBFS shall receive any proceeds of insurance on account of such Event of Loss, or any underwriter of insurance on such tangible Collateral shall advise either Grantor or MLBFS that it disclaims liability in respect of such Event of Loss, Grantor shall, at Grantor's option, either replace the Collateral subject to such Event of Loss with comparable Collateral free of all liens other than Permitted Liens (in which event Grantor shall be entitled to utilize the proceeds of insurance on account of such Event of Loss for such purpose, and may retain any excess proceeds of such insurance), or pay to MLBFS on account of the Obligations an amount equal to the actual cash value of such Collateral as determined by either the applicable insurance company's payment (plus any applicable deductible) or, in absence of insurance company payment, as reasonably determined by MLBFS. Notwithstanding the foregoing, if at the time of occurrence of such Event of Loss or any time thereafter prior to replacement or payment, as aforesaid, an Event of Default shall have occurred and be continuing hereunder, then MLBFS may at its sole option, exercisable at any time while such Event of Default shall be continuing, require Grantor to either replace such Collateral or make a payment on account of the Obligations, as aforesaid.

     (h) Sales and Collections. So long as no Event of Default shall have occurred and be continuing, Grantor may in the ordinary course of its business:
(i) sell any Inventory normally held by Grantor for sale, (ii) use or consume any materials and supplies normally held by Grantor for use or consumption, and
(iii) collect all of its Accounts. Grantor shall take such action with respect to protection of its Inventory and the other Collateral and the collection of its Accounts as MLBFS may from time to time reasonably request.

     (i) Account Schedules. Upon the request of MLBFS, made now or at any time or times hereafter, Grantor shall deliver to MLBFS, in addition to the other information required hereunder, a schedule identifying, for each Account and all Chattel Paper subject to MLBFS' security interests hereunder, each Account Debtor by name and address and amount, invoice number and date of each invoice. Grantor shall furnish to MLBFS such additional information with respect to the Collateral, and amounts received by Grantor as proceeds of any of the Collateral, as MLBFS may from time to time reasonably request.

     (j) Location. Except for movements in the ordinary course of its business, Grantor shall give MLBFS 30 days' prior written notice of the placing at or movement of any tangible Collateral to any location other than a Location of Tangible Collateral. In no event shall Grantor cause or permit any tangible Collateral to be removed from the United States without the express prior written consent of MLBFS.

     (k) Alterations and Maintenance. Except upon the prior written consent of MLBFS, Grantor shall not make or permit any material alterations to any tangible Collateral which might materially reduce or impair its market value or utility. Grantor shall at all times keep the tangible Collateral in good condition and repair, reasonable wear and tear obsolescence excepted, and shall pay or cause to be paid all obligations arising from the repair and maintenance of such Collateral, as well as all obligations with respect to each Location of Tangible Collateral, except for any such obligations being contested by Grantor in good faith by appropriate proceedings.

3. REPRESENTATIONS AND WARRANTIES

Grantor represents and warrants to MLBFS that:

     (a) Organization. Grantor is a corporation duly organized and validly existing in good standing under the laws of the State of New York, and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary.

     (b) Execution, Delivery and Performance. The execution, delivery and performance by Grantor of this Agreement have been duly authorized by all requisite action, do not and will not violate or conflict with any law or other governmental requirement, or any of the agreements, instruments or documents which formed or governed Grantor, and do not and will not breach or violate any of the provisions of, and will not result in a default by Grantor under, any other agreement, instrument or document to which it is a party or by which it or its properties are bound.

     (c) Notice or Consent. Except as may have been given or obtained, no notice to or consent or approval of any governmental body or authority or other third party whatsoever (including, without limitation, any other creditor) is required in connection with the execution, delivery or performance by Grantor of this Agreement.

     (d) Valid and Binding. This Agreement is the legal, valid and binding obligation of Grantor, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principles of equity.

     (e) Financial Statements. Except as expressly set forth in Grantor 's financial statements, all financial statements of Grantor furnished to MLBFS have been prepared in conformity with generally accepted accounting principles, consistently applied, are true and correct, and fairly present the financial condition of it as at such dates and the results of its operations for the periods then ended; and since the most recent date covered by such financial statements, there has been no material adverse change in any such financial condition or operation.

     (f) Litigation, etc. Except as previously disclosed through Customer's SEC filings, no litigation, arbitration, administrative or governmental proceedings are pending or threatened against Grantor, which would, if adversely determined, materially and adversely affect the financial condition or continued operations of Grantor, or the liens and security interests of MLBFS hereunder.

     (g) Taxes. All federal, state and local tax returns, reports and statements required to be filed by Grantor have been filed with the appropriate governmental agencies and all taxes due and payable by Grantor have been timely paid (except to the extent that any such failure to file or pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or the financial condition or continued operations of Grantor).

     (h) Collateral. Grantor has good and marketable title to the Collateral, subject to immaterial imperfections in title, and, except for any Permitted
Liens: (i) none of the Collateral is subject to any lien, encumbrance or security interest, and (ii) upon the filing of all Uniform Commercial Code financing statements executed by Grantor with respect to the Collateral or a copy of this Agreement in the appropriate jurisdiction(s) and/or the completion of any other action required by applicable law to perfect is lien and security interests, MLBFS will have valid and perfected first liens and security interests upon all of the Collateral.

     Each of the foregoing representations and warranties has been and will be relied upon as an inducement to MLBFS to advance funds or extend or continue to extend credit to Customer, and is continuing and shall be deemed remade by Grantor concurrently with each such advance or extension of credit by MLBFS to Customer.

4. FINANCIAL AND OTHER INFORMATION

     Grantor covenants and agrees that Grantor will furnish or cause to be furnished to MLBFS during the term of this Agreement such financial and other information as may be required by the Loan Agreements or any other document evidencing the Obligations or as MLBFS may from time to time reasonably request relating to Grantor or the Collateral.

5. OTHER COVENANTS

Grantor further agrees during the term of this Agreement that:

     (a) Financial Records; Inspection. Grantor will: (i) maintain complete and accurate books and records at its principal place of business, and maintain all of its financial records in a manner consistent with the financial statements heretofore furnished to MLBFS, or prepared on such other basis as may be approved in writing by MLBFS; and (ii) permit MLBFS or its duly authorized representatives, upon reasonable notice and at reasonable times, to inspect its properties (both real and personal), operations, books and records.

     (b) Taxes. Grantor will pay when due all taxes, assessments and other governmental charges, howsoever designated, and all other liabilities and obligations, except to the extent that any such failure to pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder, or the financial condition or continued operations of Grantor.

     (c) Compliance With Laws and Agreements. Grantor will not violate any law, regulation or other governmental requirement, any judgment or order of any court or governmental agency or authority, or any agreement, instrument or document to which it is a party or by which it is bound, if any such violation will materially and adversely affect either the liens and security interests of MLBFS hereunder, or the financial condition or continued operations of Grantor.

     (d) Notification By Grantor. Grantor shall provide MLBFS with prompt written notification of: (i) any Default; (ii) any materially adverse change in the business, financial condition or operations of Customer or Grantor; and
(iii) any information which indicates that any financial statements of Customer or Grantor fail in any material respect to present fairly the financial condition and results of operations purported to be presented in such statements. Each notification by Grantor pursuant hereto shall specify the event or information causing such notification, and, to the extent applicable, shall specify the steps being taken to rectify or remedy such event or information.

     (e) Notice of Change Grantor shall give MLBFS not less than 30 days prior written notice of any change in the name (including any fictitious name) or principal place of business of Grantor.

     (f) Continuity. Except upon the prior written consent of MLBFS, which consent will not be unreasonably withheld: (i) Grantor shall not be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets of, or any material stock, partnership, joint venture or other equity interest in, any person or entity, or sell, transfer or lease all or any substantial part of its assets, if any such action would result in either: (A) a material change in the principal business, ownership or control of Grantor, or (B) a material adverse change in the financial condition or operations of Grantor; (ii) Grantor shall preserve its existence and good standing in the jurisdiction(s) of establishment and operation; (iii) Grantor shall not engage in any material business substantially different from its business in effect as of the date of application by Customer for credit from MLBFS, or cease operating any such material business; (iv) Grantor shall not cause or permit any other person or entity to assume or succeed to any material business or operations of Grantor; and (iv) Grantor shall not cause or permit any material change in its controlling ownership.

6. EVENTS OF DEFAULT

     The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement:

     (a) Event of Default Under any Loan Agreement. An Event of Default shall occur under the terms of any of the Loan
Agreements.

     (b) Failure to Perform. Grantor shall default in the performance or observance of any covenant or agreement on its part to be performed or observed under this Agreement (not constituting an Event of Default under any other clause of this Section), and such default shall continue unremedied for 10 Business Days after written notice thereof shall have been given by MLBFS to Grantor.

     (c) Breach of Warranty. Any representation or warranty made by Grantor contained in this Agreement shall at any time prove to have been incorrect in any material respect when made.

     (d) Default Under Other Agreement. A default or Event of Default by Grantor shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed.

     (e) Seizure or Abuse of Collateral. The Collateral, or any material part thereof, shall be or become subject to any levy, attachment, seizure or confiscation which is not released within 10 Business Days.

(f) Bankruptcy Event. Any Bankruptcy Event shall occur.

     (g) Material Impairment. Any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of payment or performance by Grantor has been materially impaired. The existence of such a material impairment shall be determined in a manner consistent with the intent of Section 1-208 of the UCC.

     (h) Acceleration of Debt to Other Creditors. Any event shall occur which results in the acceleration of the maturity of any indebtedness of $100,000.00 or more of Grantor to another creditor under any indenture, agreement, undertaking, or otherwise.

7. REMEDIES

     (a) Remedies Upon Default Upon the occurrence and during the continuance of any Event of Default, MLBFS may at its sole option do any one or more or all of the following, at such time and in such order as MLBFS may in its sole discretion choose:

     (i) Acceleration. MLBFS may declare all Obligations to be forthwith due and payable, whereupon all such amounts shall be immediately due and payable, without presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate or other notice or formality of any kind, all of which are hereby expressly waived; provided, however, that upon the occurrence of any Bankruptcy Event all Obligations shall automatically become due and payable without any action on the part of MLBFS.

     (ii) Exercise Rights of Secured Party. MLBFS may exercise any or all of the remedies of a secured party under applicable law, including, but not limited to, the UCC, and any or all of its other rights and remedies under this Agreement.

     (iii) Possession. MLBFS may require Grantor to make the Collateral and the records pertaining to the Collateral available to MLBFS at a place designated by MLBFS which is reasonably convenient to Grantor, or may take possession of the Collateral and the records pertaining to the Collateral without the use of any judicial process and without any prior notice to Grantor.

     (iv) Sale. MLBFS may sell any or all of the Collateral at public or private sale upon such terms and conditions as MLBFS may reasonably deem proper, and MLBFS may purchase any Collateral at any such public sale; and the net proceeds of any such public or private sale and all other amounts actually collected or received by MLBFS pursuant hereto, after deducting all costs and expenses incurred at any time in the collection of the Obligations and in the protection, collection and sale of the Collateral, will be applied to the payment of the Obligations, with any remaining proceeds paid to Grantor or whoever else may be entitled thereto, and with Customer and each guarantor of Customer's obligations remaining jointly and severally liable for any amount remaining unpaid after such application.

     (v) Delivery of Cash, Checks, Etc. MLBFS may require Grantor to forthwith upon receipt, transmit and deliver to MLBFS in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed, where required, so that such items may be collected by MLBFS) which may be received by Grantor at any time in full or partial payment of any Collateral, and require that Grantor not commingle any such items which may be so received by Grantor with any other of its funds or property but instead hold them separate and apart and in trust for MLBFS until delivery is made to MLBFS.

     (vi) Notification of Account Debtors. MLBFS may notify any Account Debtor that its Account or Chattel Paper has been assigned to MLBFS and direct such Account Debtor to make payment directly to MLBFS of all amounts due or becoming due with respect to such Account or Chattel Paper; and MLBFS may enforce payment and collect, by legal proceedings or otherwise, such Account or Chattel Paper.

     (vii) Control of Collateral. MLBFS may otherwise take control in any lawful manner of any cash or non-cash items of payment or proceeds of Collateral and of any rejected, returned, stopped in transit or repossessed goods included in the Collateral and endorse Grantor name on any item of payment on or proceeds of the Collateral, and, in connection therewith, MLBFS may notify the postal authorities to change the address for delivery of mail addressed to Grantor to such address as MLBFS may designate.

     (b) Set-Off. MLBFS shall have the further right upon the occurrence and during the continuance of an Event of Default to set-off, appropriate and apply toward payment of any of the Obligations, in such order of application as MLBFS may from time to time and at any time elect, any cash, credits, deposits, accounts, financial assets, investment property, securities and any other property of Grantor which is in transit to or in the possession, custody or control of MLBFS, MLPF&S or any agent, bailee, or affiliate of MLBFS or MLPF&S. Grantor hereby collaterally assigns and grants to MLBFS a security interest in all such property as additional Collateral.

     (c) Power of Attorney. Effective upon the occurrence and during the continuance of an Event of Default, Grantor hereby irrevocably appoints MLBFS as its attorney-in-fact, with full power of substitution, in its place and stead and in its name or in the name of MLBFS, to from time to time in MLBFS' sole discretion take any action and to execute any instrument which MLBFS may deem necessary or advisable to accomplish the purposes of this Agreement, including, but not limited to, to receive, endorse and collect all checks, drafts and other instruments for the payment of money made payable to Grantor included in the Collateral.

     (d) Remedies are Severable and Cumulative. All rights and remedies of MLBFS herein are severable and cumulative and in addition to all other rights and remedies available at law or in equity, and any one or more of such rights and remedies may be exercised simultaneously or successively. Any notice required under this Agreement or under applicable law shall be deemed reasonably and properly given to Grantor if given at the address and by any of the methods of giving notice set forth in this Agreement at least 5 Business Days before taking any action specified in such notice.

     (e) Notices. To the fullest extent permitted by applicable law, Grantor hereby irrevocably waives and releases MLBFS of and from any and all liabilities and penalties for failure of MLBFS to comply with any statutory or other requirement imposed upon MLBFS relating to notices of sale, holding of sale or reporting of any sale, and Grantor waives all rights of redemption or reinstatement from any such sale. MLBFS shall have the right to postpone or adjourn any sale or other disposition of Collateral at any time without giving notice of any such postponed or adjourned date. In the event MLBFS seeks to take possession of any or all of the Collateral by court process, Grantor further irrevocably waives to the fullest extent permitted by law any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and any demand for possession prior to the commencement of any suit or action.

8. MISCELLANEOUS

     (a) Non-Waiver. No failure or delay on the part of MLBFS in exercising any right, power or remedy pursuant to this Agreement shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any waiver of any provision of this Agreement, nor any consent to any departure by Grantor therefrom, shall be effective unless the same shall be in writing and signed by MLBFS. Any waiver of any provision of this Agreement and any consent to any departure by Grantor from the terms of this Agreement shall be effective only in the specific instance and for the specific purpose for which given. Except as otherwise expressly provided herein, no notice to or demand on Grantor shall in any case entitle Grantor to any other or further notice or demand in similar or other circumstances.

     (b) Communications. All notices and other communications required or permitted hereunder shall be in writing, and shall be either delivered personally, mailed by postage prepaid certified mail or sent by express overnight courier or by facsimile. Such notices and communications shall be deemed to be given on the date of personal delivery, facsimile transmission or actual delivery of certified mail, or one Business Day after delivery to an express overnight courier. Unless otherwise specified in a notice sent or delivered in accordance with the terms hereof, notices and other communications in writing shall be given to the parties hereto at their respective addresses set forth at the beginning of this Agreement, and, in the case of facsimile transmission, to the parties at their respective regular facsimile telephone number.

     (c) Costs, Expenses and Taxes. Grantor shall pay or reimburse MLBFS upon demand for: (i) all Uniform Commercial Code filing and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS' rights hereunder or in the Collateral; (ii) any and all stamp, transfer and other taxes and fees payable or determined to be payable in connection with the execution, delivery and/or recording of this Agreement; and
(iii) all reasonable fees and out-of-pocket expenses (including, but not limited to, reasonable fees and expenses of outside counsel) incurred by MLBFS in connection with the enforcement of this Agreement or the protection of MLBFS' rights hereunder, excluding, however, salaries and expenses of MLBFS' employees. The obligations of Grantor under this paragraph shall survive the expiration or termination of this Agreement and the discharge of the other Obligations.

     (d) Right to Perform Obligations. If Grantor shall fail to do any act or thing which it has covenanted to do under this Agreement or any representation or warranty on the part of Grantor contained in this Agreement shall be breached, MLBFS may, in its sole discretion, after 5 Business Days written notice is sent to Grantor (or such lesser notice, including no notice, as is reasonable under the circumstances), do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all reasonable amounts so expended by MLBFS shall be repayable to MLBFS by Grantor upon demand, with interest at the highest "Interest Rate" under the Loan Agreements under any of the Loan Agreements, or the highest interest rate permitted by law, whichever is less, during the period from and including the date funds are so expended by MLBFS to the date of repayment, and any such amounts due and owing MLBFS shall be additional Obligations. The payment or performance by MLBFS of any of Grantor's obligations hereunder shall not relieve Grantor of said obligations or of the consequences of having failed to pay or perform the same, and shall not waive or be deemed a cure of any Default.

     (e) Further Assurances. Grantor agrees to do such further acts and things and to execute and deliver to MLBFS such additional agreements, instruments and documents as MLBFS may reasonably require or deem advisable to effectuate the purposes of this Agreement, or to establish, perfect and maintain MLBFS' security interests and liens upon the Collateral, including, but not limited to:
(i) executing financing statements or amendments thereto when and as reasonably requested by MLBFS; and (ii) if in the reasonable judgment of MLBFS it is required by local law, causing the owners and/or mortgagees of the real property on which any Collateral may be located to execute and deliver to MLBFS waivers or subordinations reasonably satisfactory to MLBFS with respect to any rights in such Collateral.

     (f) Binding Effect. This Agreement shall be binding upon Grantor and its successors and assigns, and shall inure to the benefit of MLBFS and its successors and assigns.

     (g) Headings. Captions and section and paragraph headings in this Agreement are inserted only as a matter of convenience, and shall not affect the interpretation hereof.

     (h) Governing Law. This Agreement shall be governed in all respects by the laws of the State of Illinois.

     (i) Severability of Provisions. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     (j) Term. This Agreement shall become effective upon acceptance by MLBFS, and, subject to the terms hereof, shall continue in effect so long thereafter as either MLBFS shall be committed to advance funds or extend credit to Customer or there shall be any Obligations outstanding.

     (k)   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts which, when taken together, constitute one and the same agreement.

     (l) Jurisdiction; Waiver. GRANTOR acknowledges that this Agreement is being accepted by MLBFS in partial consideration of MLBFS' right and option, in its sole discretion, to enforce this Agreement in either the State of Illinois or in any other jurisdiction where GRANTOR or any collateral for the Obligations may be located. GRANTOR IRREVOCABLY SUBMITS ITSELF to jurisdiction in the State of Illinois and venue in any State or Federal Court in the County of Cook for such purposes, and GRANTOR waives any and all rights to contest said jurisdiction and venue AND THE CONVENIENCE OF ANY SUCH FORUM, AND ANY AND ALL RIGHTS TO REMOVE SUCH ACTION FROM STATE TO FEDERAL COURT. GRANTOR further waives any rights to commence any action against MLBFS in any jurisdiction except in the County of Cook and State of Illinois. MLBFS and GRANTOR hereby each expressly waive any and all rights to a trial by jury in any action, proceeding or counterclaim brought BY either of the parties against the other party with respect to any matter relating to, arising out of or in any way connected with the Loan AgreementS, this Agreement and/or any of the transactions which are the subject matter of the Loan AgreementS or this Agreement. GRANTOR FURTHER WAIVES THE RIGHT TO BRING ANY NON-COMPULSORY COUNTERCLAIMS.

     (m) Integration. This written Agreement constitutes the entire understanding and represents the full and final agreement between the parties with respect to the subject matter hereof, and may not be contradicted by evidence of prior written agreements or prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements of the parties. No amendment or modification of this Agreement shall be effective unless in a writing signed by both MLBFS and GRANTOR.

     IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

ULTRASOUND TECHNICAL SERVICES, INC. D/B/A ULTRASOUND DIAGNOSTIC SCHOOLS


By: ____________________________________________________________________________
                  Signature (1)                      Signature (2)

--------------------------------------------------------------------------------
                  Printed Name                       Printed Name

--------------------------------------------------------------------------------
                  Title                              Title

Accepted at Chicago, Illinois:
MERRILL LYNCH BUSINESS FINANCIAL
SERVICES INC.


By: __________________________________________________________

                                    EXHIBIT A

     ATTACHED TO AND HEREBY MADE A PART OF SECURITY AGREEMENT NO. 0103551501 BETWEEN MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. AND ULTRASOUND TECHNICAL
SERVICES,       INC.       D/B/A       ULTRASOUND       DIAGNOSTIC       SCHOOLS
================================================================================


Locations of Tangible Collateral:

120 E. 16th Street, 2nd Floor
New York, NY  10003

One Old Country Road, Suite LL1
Carle Place, NY  11514

2269 Saw Mill River Road
Elmsford, NY  10523

675 US Route 1, 2nd Floor
Iselin, NJ  08830

3 Neshaminy Interplex, Suite 117
Trevose, PA  19053

8401 Corporate Drive, Suite 500
Landover, MD 20785

365 Caldwell Drive, 1st Floor
Springfield, MA  01104

4770 N. StateRoad 7
Lauderdale Lakes, FL  33319

5701 E. Hillsborough Avenue
Tampa, FL 33610

1140 Hammond Drive, Suite A-1150
Atlanta, GA  30328

10500 Forum Place Drive, Suite 200
Houston, TX 77036

10255 Fortune Parkway, Suite 501
Jacksonville, FL  32256

2998 N. Stemmons Blvd
Dallas, TX 75247

5830 Ellsworth Avenue, Suite 102
Pittsburgh, PA  15232

17535 Rosbough Drive
Middleburg Heights, OH  44130

                               SECURITY AGREEMENT
================================================================================

     Security Agreement ("Agreement") dated as of March 21, 2001, between SANFORD BROWN COLLEGE, INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 520 E. 19th Avenue, North Kansas City, MO 64116 ("Grantor"), and MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 222 North LaSalle Street, Chicago, IL 60601 ("MLBFS").

     In order to induce MLBFS to extend or continue to extend credit to WHITMAN EDUCATION GROUP, INC. D/B/A WHITMAN EDUCATION GROUP F/K/A WHITMAN MEDICAL CORPORATION ("Customer") under the Loan Agreements (as defined below) or otherwise, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor hereby agrees with MLBFS as follows:

1. DEFINITIONS

     (a) Specific Terms. In addition to terms defined elsewhere in this Agreement, when used herein the following terms shall have the following meanings:

     (i) "Account Debtor" shall mean any party who is or may become obligated with respect to an Account or Chattel Paper.

     (ii) "Bankruptcy Event" shall mean any of the following: (A) a proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or receivership law or statute shall be filed or consented to by Grantor or Customer; or (B) any such proceeding shall be filed against Grantor or Customer and shall not be dismissed or withdrawn within sixty (60) days after filing; or
(C) Grantor or Customer shall make a general assignment for the benefit of creditors; or (D) Grantor or Customer shall generally fail to pay or admit in writing its inability to pay its debts as they become due; or (E) Grantor or Customer shall be adjudicated a bankrupt or insolvent.

     (iii) "Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

     (iv) "Collateral" shall mean all Accounts, Chattel Paper, Contract Rights, Inventory, Equipment, Fixtures, General Intangibles, Deposit Accounts, Documents, Instruments, Financial Assets and Investment Property of Grantor, howsoever arising, whether now owned or existing or hereafter acquired or arising, and wherever located; together with all parts thereof (including spare parts), all accessories and accessions thereto, all books and records (including computer records) directly related thereto, all proceeds thereof (including, without limitation, proceeds in the form of Accounts and insurance proceeds), and the additional collateral described in Section 7 (b) hereof.

     (v) "Default" shall mean an "Event of Default", as defined in Section 6 hereof, or any event which with the giving of notice, passage of time, or both, would constitute such an Event of Default.

     (vi) " Loan Agreement" shall mean: (a) that certain TERM LOAN AND SECURITY AGREEMENT No. 0103551501 between MLBFS and Customer, together with all agreements, instruments and documents executed pursuant thereto, as any or all of the same may from time to time be or have been amended, restated, extended or supplemented.

     (vii) "Location of Tangible Collateral" shall mean the address of Grantor set forth at the beginning of this Agreement, together with any other address or addresses set forth on any exhibit hereto as being a Location of Tangible Collateral.

     (viii) "Obligations" shall mean all liabilities, indebtedness and other obligations of Customer or Grantor to MLBFS, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary or joint or several, and, without limiting the foregoing, shall include interest accruing after the filing of any petition in bankruptcy, and all present and future liabilities, indebtedness and obligations of Customer under the Loan Agreements and the agreements, instruments and documents executed pursuant thereto, and of Grantor under this Agreement.

     (ix) "Permitted Liens" shall mean with respect to the Collateral: (A) liens for current taxes not delinquent, other non-consensual liens arising in the ordinary course of business for sums not due, and, if MLBFS' rights to and interest in the Collateral are not materially and adversely affected thereby, any such liens for taxes or other non-consensual liens arising in the ordinary course of business being contested in good faith by appropriate proceedings; (B) liens in favor of MLBFS; and (C) any other liens expressly permitted in writing by MLBFS.

     (b) Other Terms. Except as otherwise defined herein, all terms used in this Agreement which are defined in the Uniform Commercial Code of Illinois ("UCC") shall have the meanings set forth in the UCC.

2. COLLATERAL

     (a) Pledge of Collateral. To secure payment and performance of the Obligations, Grantor hereby pledges, assigns, transfers and sets over to MLBFS, and grants to MLBFS a first lien and security interest in and upon all of the Collateral, subject only to Permitted Liens.

     (b) Liens. Except upon the prior written consent of MLBFS, Grantor shall not create or permit to exist any lien, encumbrance or security interest upon or with respect to any Collateral now owned or hereafter acquired other than Permitted Liens.

     (c) Performance of Obligations. Grantor shall perform all of its obligations owing on account of or with respect to the Collateral in all material respects; it being understood that nothing herein, and no action or inaction by MLBFS, under this Agreement or otherwise, shall be deemed an assumption by MLBFS of any of Grantor's said obligations.

     (d) Notice of Certain Events. Grantor shall give MLBFS immediate notice of any attachment, lien, judicial process, encumbrance or claim affecting or involving $25,000.00 or more of the Collateral.

     (e) Indemnification Grantor shall indemnify, defend and save MLBFS harmless from and against any and all claims, losses, costs, expenses (including, without limitation, reasonable attorneys' fees and expenses), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever which may be asserted against or incurred by MLBFS arising out of or in any manner occasioned by (i) the ownership, use, operation, condition or maintenance of any Collateral, or
(ii) any failure by Grantor to perform any of its obligations hereunder; excluding, however, from said indemnity any such claims, losses, etc. arising out of the willful wrongful act or active gross negligence of MLBFS. This indemnity shall survive the expiration or termination of this Agreement as to all matters arising or accruing prior to such expiration or termination.

     (f) Insurance. Grantor shall insure all of the tangible Collateral with an insurer or insurers reasonably acceptable to MLBFS, under a policy or policies of physical damage insurance reasonably acceptable to MLBFS providing that (i) losses will be payable to MLBFS as its interests may appear pursuant to a Lender's Loss Payable endorsement , and (ii) MLBFS will receive not less than 10 days prior written notice of any cancellation; and containing such other provisions as may be reasonably required by MLBFS. Grantor shall maintain such other insurance as may be required by law or otherwise reasonably required by MLBFS. Grantor shall furnish MLBFS with a copy or certificate of each such policy or policies and, prior to any expiration or cancellation, each renewal or replacement thereof.

     (g) Event of Loss. Grantor shall at its expense promptly repair all reasonably repairable damage to any tangible Collateral. In the event that any tangible Collateral is damaged beyond repair, lost, totally destroyed or confiscated (an "Event of Loss") and such Collateral had a value prior to such Event of Loss of $25,000.00 or more, then, on or before the first to occur of
(i) 90 days after the occurrence of such Event of Loss, or (ii) 10 Business Days after the date on which either Grantor or MLBFS shall receive any proceeds of insurance on account of such Event of Loss, or any underwriter of insurance on such tangible Collateral shall advise either Grantor or MLBFS that it disclaims liability in respect of such Event of Loss, Grantor shall, at Grantor's option, either replace the Collateral subject to such Event of Loss with comparable Collateral free of all liens other than Permitted Liens (in which event Grantor shall be entitled to utilize the proceeds of insurance on account of such Event of Loss for such purpose, and may retain any excess proceeds of such insurance), or pay to MLBFS on account of the Obligations an amount equal to the actual cash value of such Collateral as determined by either the applicable insurance company's payment (plus any applicable deductible) or, in absence of insurance company payment, as reasonably determined by MLBFS. Notwithstanding the foregoing, if at the time of occurrence of such Event of Loss or any time thereafter prior to replacement or payment, as aforesaid, an Event of Default shall have occurred and be continuing hereunder, then MLBFS may at its sole option, exercisable at any time while such Event of Default shall be continuing, require Grantor to either replace such Collateral or make a payment on account of the Obligations, as aforesaid.

     (h) Sales and Collections. So long as no Event of Default shall have occurred and be continuing, Grantor may in the ordinary course of its business:
(i) sell any Inventory normally held by Grantor for sale, (ii) use or consume any materials and supplies normally held by Grantor for use or consumption, and
(iii) collect all of its Accounts. Grantor shall take such action with respect to protection of its Inventory and the other Collateral and the collection of its Accounts as MLBFS may from time to time reasonably request.

     (i) Account Schedules. Upon the request of MLBFS, made now or at any time or times hereafter, Grantor shall deliver to MLBFS, in addition to the other information required hereunder, a schedule identifying, for each Account and all Chattel Paper subject to MLBFS' security interests hereunder, each Account Debtor by name and address and amount, invoice number and date of each invoice. Grantor shall furnish to MLBFS such additional information with respect to the Collateral, and amounts received by Grantor as proceeds of any of the Collateral, as MLBFS may from time to time reasonably request.

     (j) Location. Except for movements in the ordinary course of its business, Grantor shall give MLBFS 30 days' prior written notice of the placing at or movement of any tangible Collateral to any location other than a Location of Tangible Collateral. In no event shall Grantor cause or permit any tangible Collateral to be removed from the United States without the express prior written consent of MLBFS.

     (k) Alterations and Maintenance. Except upon the prior written consent of MLBFS, Grantor shall not make or permit any material alterations to any tangible Collateral which might materially reduce or impair its market value or utility. Grantor shall at all times keep the tangible Collateral in good condition and repair, reasonably wear and tear obsolescence excepted, and shall pay or cause to be paid all obligations arising from the repair and maintenance of such Collateral, as well as all obligations with respect to each Location of Tangible Collateral, except for any such obligations being contested by Grantor in good faith by appropriate proceedings.

3. REPRESENTATIONS AND WARRANTIES

Grantor represents and warrants to MLBFS that:

     (a) Organization. Grantor is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary.

     (b) Execution, Delivery and Performance. The execution, delivery and performance by Grantor of this Agreement have been duly authorized by all requisite action, do not and will not violate or conflict with any law or other governmental requirement, or any of the agreements, instruments or documents which formed or governed Grantor, and do not and will not breach or violate any of the provisions of, and will not result in a default by Grantor under, any other agreement, instrument or document to which it is a party or by which it or its properties are bound.

     (c) Notice or Consent. Except as may have been given or obtained, no notice to or consent or approval of any governmental body or authority or other third party whatsoever (including, without limitation, any other creditor) is required in connection with the execution, delivery or performance by Grantor of this Agreement.

     (d) Valid and Binding. This Agreement is the legal, valid and binding obligation of Grantor, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principles of equity.

     (e) Financial Statements. Except as expressly set forth in Grantor 's financial statements, all financial statements of Grantor furnished to MLBFS have been prepared in conformity with generally accepted accounting principles, consistently applied, are true and correct, and fairly present the financial condition of it as at such dates and the results of its operations for the periods then ended; and since the most recent date covered by such financial statements, there has been no material adverse change in any such financial condition or operation.

     (f) Litigation, etc. Except as previously disclosed through Customer's SEC filings, no litigation, arbitration, administrative or governmental proceedings are pending or threatened against Grantor, which would, if adversely determined, materially and adversely affect the financial condition or continued operations of Grantor, or the liens and security interests of MLBFS hereunder.

     (g) Taxes. All federal, state and local tax returns, reports and statements required to be filed by Grantor have been filed with the appropriate governmental agencies and all taxes due and payable by Grantor have been timely paid (except to the extent that any such failure to file or pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or the financial condition or continued operations of Grantor).

     (h) Collateral. Grantor has good and marketable title to the Collateral, subject to immaterial imperfections in title, and, except for any Permitted
Liens: (i) none of the Collateral is subject to any lien, encumbrance or security interest, and (ii) upon the filing of all Uniform Commercial Code financing statements executed by Grantor with respect to the Collateral or a copy of this Agreement in the appropriate jurisdiction(s) and/or the completion of any other action required by applicable law to perfect is lien and security interests, MLBFS will have valid and perfected first liens and security interests upon all of the Collateral.

     Each of the foregoing representations and warranties has been and will be relied upon as an inducement to MLBFS to advance funds or extend or continue to extend credit to Customer, and is continuing and shall be deemed remade by Grantor concurrently with each such advance or extension of credit by MLBFS to Customer.

4. FINANCIAL AND OTHER INFORMATION

     Grantor covenants and agrees that Grantor will furnish or cause to be furnished to MLBFS during the term of this Agreement such financial and other information as may be required by the Loan Agreements or any other document evidencing the Obligations or as MLBFS may from time to time reasonably request relating to Grantor or the Collateral.

5. OTHER COVENANTS

Grantor further agrees during the term of this Agreement that:

     (a) Financial Records; Inspection. Grantor will: (i) maintain complete and accurate books and records at its principal place of business, and maintain all of its financial records in a manner consistent with the financial statements heretofore furnished to MLBFS, or prepared on such other basis as may be approved in writing by MLBFS; and (ii) permit MLBFS or its duly authorized representatives, upon reasonable notice and at reasonable times, to inspect its properties (both real and personal), operations, books and records.

     (b) Taxes. Grantor will pay when due all taxes, assessments and other governmental charges, howsoever designated, and all other liabilities and obligations, except to the extent that any such failure to pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder, or the financial condition or continued operations of Grantor.

     (c) Compliance With Laws and Agreements. Grantor will not violate any law, regulation or other governmental requirement, any judgment or order of any court or governmental agency or authority, or any agreement, instrument or document to which it is a party or by which it is bound, if any such violation will materially and adversely affect either the liens and security interests of MLBFS hereunder, or the financial condition or continued operations of Grantor.

     (d) Notification By Grantor. Grantor shall provide MLBFS with prompt written notification of: (i) any Default; (ii) any materially adverse change in the business, financial condition or operations of Customer or Grantor; and
(iii) any information which indicates that any financial statements of Customer or Grantor fail in any material respect to present fairly the financial condition and results of operations purported to be presented in such statements. Each notification by Grantor pursuant hereto shall specify the event or information causing such notification, and, to the extent applicable, shall specify the steps being taken to rectify or remedy such event or information.

     (e) Notice of Change Grantor shall give MLBFS not less than 30 days prior written notice of any change in the name (including any fictitious name) or principal place of business of Grantor.

     (f) Continuity. Except upon the prior written consent of MLBFS, which consent will not be unreasonably withheld: (i) Grantor shall not be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets of, or any material stock, partnership, joint venture or other equity interest in, any person or entity, or sell, transfer or lease all or any substantial part of its assets, if any such action would result in either: (A) a material change in the principal business, ownership or control of Grantor, or (B) a material adverse change in the financial condition or operations of Grantor; (ii) Grantor shall preserve its existence and good standing in the jurisdiction(s) of establishment and operation; (iii) Grantor shall not engage in any material business substantially different from its business in effect as of the date of application by Customer for credit from MLBFS, or cease operating any such material business; (iv) Grantor shall not cause or permit any other person or entity to assume or succeed to any material business or operations of Grantor; and (iv) Grantor shall not cause or permit any material change in its controlling ownership.

6. EVENTS OF DEFAULT

     The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement:

     (a) Event of Default Under any Loan Agreement. An Event of Default shall occur under the terms of any of the Loan Agreements.

     (b) Failure to Perform. Grantor shall default in the performance or observance of any covenant or agreement on its part to be performed or observed under this Agreement (not constituting an Event of Default under any other clause of this Section), and such default shall continue unremedied for 10 Business Days after written notice thereof shall have been given by MLBFS to Grantor.

     (c) Breach of Warranty. Any representation or warranty made by Grantor contained in this Agreement shall at any time prove to have been incorrect in any material respect when made.

     (d) Default Under Other Agreement. A default or Event of Default by Grantor shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed.

     (e) Seizure or Abuse of Collateral. The Collateral, or any material part thereof, shall be or become subject to any levy, attachment, seizure or confiscation which is not released within 10 Business Days.

     (f) Bankruptcy Event. Any Bankruptcy Event shall occur.

     (g) Material Impairment. Any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of payment or performance by Grantor has been materially impaired. The existence of such a material impairment shall be determined in a manner consistent with the intent of Section 1-208 of the UCC.

     (h) Acceleration of Debt to Other Creditors. Any event shall occur which results in the acceleration of the maturity of any indebtedness of $100,000.00 or more of Grantor to another creditor under any indenture, agreement, undertaking, or otherwise.

7. REMEDIES

     (a) Remedies Upon Default Upon the occurrence and during the continuance of any Event of Default, MLBFS may at its sole option do any one or more or all of the following, at such time and in such order as MLBFS may in its sole discretion choose:

     (i) Acceleration. MLBFS may declare all Obligations to be forthwith due and payable, whereupon all such amounts shall be immediately due and payable, without presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate or other notice or formality of any kind, all of which are hereby expressly waived; provided, however, that upon the occurrence of any Bankruptcy Event all Obligations shall automatically become due and payable without any action on the part of MLBFS.

     (ii) Exercise Rights of Secured Party. MLBFS may exercise any or all of the remedies of a secured party under applicable law, including, but not limited to, the UCC, and any or all of its other rights and remedies under this Agreement.

     (iii) Possession. MLBFS may require Grantor to make the Collateral and the records pertaining to the Collateral available to MLBFS at a place designated by MLBFS which is reasonably convenient to Grantor, or may take possession of the Collateral and the records pertaining to the Collateral without the use of any judicial process and without any prior notice to Grantor.

     (iv) Sale. MLBFS may sell any or all of the Collateral at public or private sale upon such terms and conditions as MLBFS may reasonably deem proper, and MLBFS may purchase any Collateral at any such public sale; and the net proceeds of any such public or private sale and all other amounts actually collected or received by MLBFS pursuant hereto, after deducting all costs and expenses incurred at any time in the collection of the Obligations and in the protection, collection and sale of the Collateral, will be applied to the payment of the Obligations, with any remaining proceeds paid to Grantor or whoever else may be entitled thereto, and with Customer and each guarantor of Customer's obligations remaining jointly and severally liable for any amount remaining unpaid after such application.

     (v) Delivery of Cash, Checks, Etc. MLBFS may require Grantor to forthwith upon receipt, transmit and deliver to MLBFS in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed, where required, so that such items may be collected by MLBFS) which may be received by Grantor at any time in full or partial payment of any Collateral, and require that Grantor not commingle any such items which may be so received by Grantor with any other of its funds or property but instead hold them separate and apart and in trust for MLBFS until delivery is made to MLBFS.

     (vi) Notification of Account Debtors. MLBFS may notify any Account Debtor that its Account or Chattel Paper has been assigned to MLBFS and direct such Account Debtor to make payment directly to MLBFS of all amounts due or becoming due with respect to such Account or Chattel Paper; and MLBFS may enforce payment and collect, by legal proceedings or otherwise, such Account or Chattel Paper.

     (vii) Control of Collateral. MLBFS may otherwise take control in any lawful manner of any cash or non-cash items of payment or proceeds of Collateral and of any rejected, returned, stopped in transit or repossessed goods included in the Collateral and endorse Grantor name on any item of payment on or proceeds of the Collateral, and, in connection therewith, MLBFS may notify the postal authorities to change the address for delivery of mail addressed to Grantor to such address as MLBFS may designate.

     (b) Set-Off. MLBFS shall have the further right upon the occurrence and during the continuance of an Event of Default to set-off, appropriate and apply toward payment of any of the Obligations, in such order of application as MLBFS may from time to time and at any time elect, any cash, credits, deposits, accounts, financial assets, investment property, securities and any other property of Grantor which is in transit to or in the possession, custody or control of MLBFS, MLPF&S or any agent, bailee, or affiliate of MLBFS or MLPF&S. Grantor hereby collaterally assigns and grants to MLBFS a security interest in all such property as additional Collateral.

     (c) Power of Attorney. Effective upon the occurrence and during the continuance of an Event of Default, Grantor hereby irrevocably appoints MLBFS as its attorney-in-fact, with full power of substitution, in its place and stead and in its name or in the name of MLBFS, to from time to time in MLBFS' sole discretion take any action and to execute any instrument which MLBFS may deem necessary or advisable to accomplish the purposes of this Agreement, including, but not limited to, to receive, endorse and collect all checks, drafts and other instruments for the payment of money made payable to Grantor included in the Collateral.

     (d) Remedies are Severable and Cumulative. All rights and remedies of MLBFS herein are severable and cumulative and in addition to all other rights and remedies available at law or in equity, and any one or more of such rights and remedies may be exercised simultaneously or successively. Any notice required under this Agreement or under applicable law shall be deemed reasonably and properly given to Grantor if given at the address and by any of the methods of giving notice set forth in this Agreement at least 5 Business Days before taking any action specified in such notice.

     (e) Notices. To the fullest extent permitted by applicable law, Grantor hereby irrevocably waives and releases MLBFS of and from any and all liabilities and penalties for failure of MLBFS to comply with any statutory or other requirement imposed upon MLBFS relating to notices of sale, holding of sale or reporting of any sale, and Grantor waives all rights of redemption or reinstatement from any such sale. MLBFS shall have the right to postpone or adjourn any sale or other disposition of Collateral at any time without giving notice of any such postponed or adjourned date. In the event MLBFS seeks to take possession of any or all of the Collateral by court process, Grantor further irrevocably waives to the fullest extent permitted by law any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and any demand for possession prior to the commencement of any suit or action.

8. MISCELLANEOUS

     (a) Non-Waiver. No failure or delay on the part of MLBFS in exercising any right, power or remedy pursuant to this Agreement shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any waiver of any provision of this Agreement, nor any consent to any departure by Grantor therefrom, shall be effective unless the same shall be in writing and signed by MLBFS. Any waiver of any provision of this Agreement and any consent to any departure by Grantor from the terms of this Agreement shall be effective only in the specific instance and for the specific purpose for which given. Except as otherwise expressly provided herein, no notice to or demand on Grantor shall in any case entitle Grantor to any other or further notice or demand in similar or other circumstances.

     (b) Communications. All notices and other communications required or permitted hereunder shall be in writing, and shall be either delivered personally, mailed by postage prepaid certified mail or sent by express overnight courier or by facsimile. Such notices and communications shall be deemed to be given on the date of personal delivery, facsimile transmission or actual delivery of certified mail, or one Business Day after delivery to an express overnight courier. Unless otherwise specified in a notice sent or delivered in accordance with the terms hereof, notices and other communications in writing shall be given to the parties hereto at their respective addresses set forth at the beginning of this Agreement, and, in the case of facsimile transmission, to the parties at their respective regular facsimile telephone number.

     (c) Costs, Expenses and Taxes. Grantor shall pay or reimburse MLBFS upon demand for: (i) all Uniform Commercial Code filing and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS' rights hereunder or in the Collateral; (ii) any and all stamp, transfer and other taxes and fees payable or determined to be payable in connection with the execution, delivery and/or recording of this Agreement; and
(iii) all reasonable fees and out-of-pocket expenses (including, but not limited to, reasonable fees and expenses of outside counsel) incurred by MLBFS in connection with the enforcement of this Agreement or the protection of MLBFS' rights hereunder, excluding, however, salaries and expenses of MLBFS' employees. The obligations of Grantor under this paragraph shall survive the expiration or termination of this Agreement and the discharge of the other Obligations.

     (d) Right to Perform Obligations. If Grantor shall fail to do any act or thing which it has covenanted to do under this Agreement or any representation or warranty on the part of Grantor contained in this Agreement shall be breached, MLBFS may, in its sole discretion, after 5 Business Days written notice is sent to Grantor (or such lesser notice, including no notice, as is reasonable under the circumstances), do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all reasonable amounts so expended by MLBFS shall be repayable to MLBFS by Grantor upon demand, with interest at the highest "Interest Rate" under the Loan Agreements or any document incorporated into in any of the Loan Agreements, or the highest interest rate permitted by law, whichever is less, during the period from and including the date funds are so expended by MLBFS to the date of repayment, and any such amounts due and owing MLBFS shall be additional Obligations. The payment or performance by MLBFS of any of Grantor's obligations hereunder shall not relieve Grantor of said obligations or of the consequences of having failed to pay or perform the same, and shall not waive or be deemed a cure of any Default.

(e) Further Assurances. Grantor agrees to do such further acts and things and to execute and deliver to MLBFS such additional agreements, instruments and documents as MLBFS may reasonably require or deem advisable to effectuate the purposes of this Agreement, or to establish, perfect and maintain MLBFS' security interests and liens upon the Collateral, including, but not limited to:
(i) executing financing statements or amendments thereto when and as reasonably requested by MLBFS; and (ii) if in the reasonable judgment of MLBFS it is required by local law, causing the owners and/or mortgagees of the real property on which any Collateral may be located to execute and deliver to MLBFS waivers or subordinations reasonably satisfactory to MLBFS with respect to any rights in such Collateral.

     (f) Binding Effect. This Agreement shall be binding upon Grantor and its successors and assigns, and shall inure to the benefit of MLBFS and its successors and assigns.

     (g) Headings. Captions and section and paragraph headings in this Agreement are inserted only as a matter of convenience, and shall not affect the interpretation hereof.

     (h) Governing Law. This Agreement shall be governed in all respects by the laws of the State of Illinois.

     (i) Severability of Provisions. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     (j) Term. This Agreement shall become effective upon acceptance by MLBFS, and, subject to the terms hereof, shall continue in effect so long thereafter as either MLBFS shall be committed to advance funds or extend credit to Customer or there shall be any Obligations outstanding.

     (k)   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts which, when taken together, constitute one and the same agreement.

     (l) Jurisdiction; Waiver. GRANTOR acknowledges that this Agreement is being accepted by MLBFS in partial consideration of MLBFS' right and option, in its sole discretion, to enforce this Agreement in either the State of Illinois or in any other jurisdiction where GRANTOR or any collateral for the Obligations may be located. GRANTOR IRREVOCABLY SUBMITS ITSELF to jurisdiction in the State of Illinois and venue in any State or Federal Court in the County of Cook for such purposes, and GRANTOR waives any and all rights to contest said jurisdiction and venue AND THE CONVENIENCE OF ANY SUCH FORUM, AND ANY AND ALL RIGHTS TO REMOVE SUCH ACTION FROM STATE TO FEDERAL COURT. GRANTOR further waives any rights to commence any action against MLBFS in any jurisdiction except in the County of Cook and State of Illinois. MLBFS and GRANTOR hereby each expressly waive any and all rights to a trial by jury in any action, proceeding or counterclaim brought BY either of the parties against the other party with respect to any matter relating to, arising out of or in any way connected with the Loan AgreementS, this Agreement and/or any of the transactions which are the subject matter of the Loan AgreementS or this Agreement. GRANTOR FURTHER WAIVES THE RIGHT TO BRING ANY NON-COMPULSORY COUNTERCLAIMS.

     (m) Integration. This written Agreement constitutes the entire understanding and represents the full and final agreement between the parties with respect to the subject matter hereof, and may not be contradicted by evidence of prior written agreements or prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements of the parties. No amendment or modification of this Agreement shall be effective unless in a writing signed by both MLBFS and GRANTOR.

     IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

SANFORD BROWN COLLEGE, INC.


By: ____________________________________________________________________________
                  Signature (1)                      Signature (2)

--------------------------------------------------------------------------------
                  Printed Name                       Printed Name

--------------------------------------------------------------------------------
                  Title                              Title

Accepted at Chicago, Illinois:
MERRILL LYNCH BUSINESS FINANCIAL
SERVICES INC.


By: __________________________________________________________

                                    EXHIBIT A

     ATTACHED TO AND HEREBY MADE A PART OF SECURITY AGREEMENT NO. 0103551501 BETWEEN MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. AND SANFORD BROWN COLLEGE, INC.
================================================================================


Locations of Tangible Collateral:

1203 Smizer Mill Road
Fenton, MO 63026

3237 West Chain of Rocks Road
Granite City, IL  62040

75 Village Square
Hazelwood, MO  63042

3555 Franks Drive
St. Charles, MO  63301

                               SECURITY AGREEMENT
================================================================================

     Security Agreement ("Agreement") dated as of March 21, 2001, between COLORADO TECHNICAL UNIVERSITY, INC. D/B/A COLORADO TECHNICAL UNIVERSITY, a corporation organized and existing under the laws of the State of Colorado having its principal office at 4435 N. Chestnut Street, Colorado Springs, CO 80907 ("Grantor"), and MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 222 North LaSalle Street, Chicago, IL 60601 ("MLBFS").

     In order to induce MLBFS to extend or continue to extend credit to WHITMAN EDUCATION GROUP, INC. D/B/A WHITMAN EDUCATION GROUP F/K/A WHITMAN MEDICAL CORPORATION ("Customer") under the Loan Agreements (as defined below) or otherwise, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor hereby agrees with MLBFS as follows:

1. DEFINITIONS

     (a) Specific Terms. In addition to terms defined elsewhere in this Agreement, when used herein the following terms shall have the following meanings:

     (x) "Account Debtor" shall mean any party who is or may become obligated with respect to an Account or Chattel Paper.

     (xi) "Bankruptcy Event" shall mean any of the following: (A) a proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or receivership law or statute shall be filed or consented to by Grantor or Customer; or (B) any such proceeding shall be filed against Grantor or Customer and shall not be dismissed or withdrawn within sixty (60) days after filing; or
(C) Grantor or Customer shall make a general assignment for the benefit of creditors; or (D) Grantor or Customer shall generally fail to pay or admit in writing its inability to pay its debts as they become due; or (E) Grantor or Customer shall be adjudicated a bankrupt or insolvent.

     (xii) "Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

     (xiii) "Collateral" shall mean all Accounts, Chattel Paper, Contract Rights, Inventory, Equipment, Fixtures, General Intangibles, Deposit Accounts, Documents, Instruments, Financial Assets and Investment Property of Grantor, howsoever arising, whether now owned or existing or hereafter acquired or arising, and wherever located; together with all parts thereof (including spare parts), all accessories and accessions thereto, all books and records (including computer records) directly related thereto, all proceeds thereof (including, without limitation, proceeds in the form of Accounts and insurance proceeds), and the additional collateral described in Section 7 (b) hereof.

     (xiv) "Default" shall mean an "Event of Default", as defined in Section 6 hereof, or any event which with the giving of notice, passage of time, or both, would constitute such an Event of Default.

     (xv) "Loan Agreement" shall mean: (a) that certain TERM LOAN AND SECURITY AGREEMENT No. 0103551501 between MLBFS and Customer, together with all agreements, instruments and documents executed pursuant thereto, as any or all of the same may from time to time be or have been amended, restated, extended or supplemented.

     (xvi) "Location of Tangible Collateral" shall mean the address of Grantor set forth at the beginning of this Agreement, together with any other address or addresses set forth on any exhibit hereto as being a Location of Tangible Collateral.

     (xvii) "Obligations" shall mean all liabilities, indebtedness and other obligations of Customer or Grantor to MLBFS, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary or joint or several, and, without limiting the foregoing, shall include interest accruing after the filing of any petition in bankruptcy, and all present and future liabilities, indebtedness and obligations of Customer under the Loan Agreements and the agreements, instruments and documents executed pursuant thereto, and of Grantor under this Agreement.

     (xviii) "Permitted Liens" shall mean with respect to the Collateral: (A) liens for current taxes not delinquent, other non-consensual liens arising in the ordinary course of business for sums not due, and, if MLBFS' rights to and interest in the Collateral are not materially and adversely affected thereby, any such liens for taxes or other non-consensual liens arising in the ordinary course of business being contested in good faith by appropriate proceedings; (B) liens in favor of MLBFS; and (C) any other liens expressly permitted in writing by MLBFS.

     (b) Other Terms. Except as otherwise defined herein, all terms used in this Agreement which are defined in the Uniform Commercial Code of Illinois ("UCC") shall have the meanings set forth in the UCC.

2. COLLATERAL

     (a) Pledge of Collateral. To secure payment and performance of the Obligations, Grantor hereby pledges, assigns, transfers and sets over to MLBFS, and grants to MLBFS a first lien and security interest in and upon all of the Collateral, subject only to Permitted Liens.

     (b) Liens. Except upon the prior written consent of MLBFS, Grantor shall not create or permit to exist any lien, encumbrance or security interest upon or with respect to any Collateral now owned or hereafter acquired other than Permitted Liens.

     (c) Performance of Obligations. Grantor shall perform all of its obligations owing on account of or with respect to the Collateral in all material respects; it being understood that nothing herein, and no action or inaction by MLBFS, under this Agreement or otherwise, shall be deemed an assumption by MLBFS of any of Grantor's said obligations.

     (d) Notice of Certain Events. Grantor shall give MLBFS immediate notice of any attachment, lien, judicial process, encumbrance or claim affecting or involving $25,000.00 or more of the Collateral.

     (e) Indemnification Grantor shall indemnify, defend and save MLBFS harmless from and against any and all claims, losses, costs, expenses (including, without limitation, reasonable attorneys' fees and expenses), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever which may be asserted against or incurred by MLBFS arising out of or in any manner occasioned by (i) the ownership, use, operation, condition or maintenance of any Collateral, or
(ii) any failure by Grantor to perform any of its obligations hereunder; excluding, however, from said indemnity any such claims, losses, etc. arising out of the willful wrongful act or active gross negligence of MLBFS. This indemnity shall survive the expiration or termination of this Agreement as to all matters arising or accruing prior to such expiration or termination.

     (f) Insurance. Grantor shall insure all of the tangible Collateral with an insurer or insurers reasonably acceptable to MLBFS, under a policy or policies of physical damage insurance reasonably acceptable to MLBFS providing that (i) losses will be payable to MLBFS as its interests may appear pursuant to a Lender's Loss Payable endorsement , and (ii) MLBFS will receive not less than 10 days prior written notice of any cancellation; and containing such other provisions as may be reasonably required by MLBFS. Grantor shall maintain such other insurance as may be required by law or otherwise reasonably required by MLBFS. Grantor shall furnish MLBFS with a copy or certificate of each such policy or policies and, prior to any expiration or cancellation, each renewal or replacement thereof.

     (g) Event of Loss. Grantor shall at its expense promptly repair all reasonably repairable damage to any tangible Collateral. In the event that any tangible Collateral is damaged beyond repair, lost, totally destroyed or confiscated (an "Event of Loss") and such Collateral had a value prior to such Event of Loss of $25,000.00 or more, then, on or before the first to occur of
(i) 90 days after the occurrence of such Event of Loss, or (ii) 10 Business Days after the date on which either Grantor or MLBFS shall receive any proceeds of insurance on account of such Event of Loss, or any underwriter of insurance on such tangible Collateral shall advise either Grantor or MLBFS that it disclaims liability in respect of such Event of Loss, Grantor shall, at Grantor's option, either replace the Collateral subject to such Event of Loss with comparable Collateral free of all liens other than Permitted Liens (in which event Grantor shall be entitled to utilize the proceeds of insurance on account of such Event of Loss for such purpose, and may retain any excess proceeds of such insurance), or pay to MLBFS on account of the Obligations an amount equal to the actual cash value of such Collateral as determined by either the applicable insurance company's payment (plus any applicable deductible) or, in absence of insurance company payment, as reasonably determined by MLBFS. Notwithstanding the foregoing, if at the time of occurrence of such Event of Loss or any time thereafter prior to replacement or payment, as aforesaid, an Event of Default shall have occurred and be continuing hereunder, then MLBFS may at its sole option, exercisable at any time while such Event of Default shall be continuing, require Grantor to either replace such Collateral or make a payment on account of the Obligations, as aforesaid.

     (h) Sales and Collections. So long as no Event of Default shall have occurred and be continuing, Grantor may in the ordinary course of its business:
(i) sell any Inventory normally held by Grantor for sale, (ii) use or consume any materials and supplies normally held by Grantor for use or consumption, and
(iii) collect all of its Accounts. Grantor shall take such action with respect to protection of its Inventory and the other Collateral and the collection of its Accounts as MLBFS may from time to time reasonably request.

     (i) Account Schedules. Upon the request of MLBFS, made now or at any time or times hereafter, Grantor shall deliver to MLBFS, in addition to the other information required hereunder, a schedule identifying, for each Account and all Chattel Paper subject to MLBFS' security interests hereunder, each Account Debtor by name and address and amount, invoice number and date of each invoice. Grantor shall furnish to MLBFS such additional information with respect to the Collateral, and amounts received by Grantor as proceeds of any of the Collateral, as MLBFS may from time to time reasonably request.

     (j) Location. Except for movements in the ordinary course of its business, Grantor shall give MLBFS 30 days' prior written notice of the placing at or movement of any tangible Collateral to any location other than a Location of Tangible Collateral. In no event shall Grantor cause or permit any tangible Collateral to be removed from the United States without the express prior written consent of MLBFS.

     (k) Alterations and Maintenance. Except upon the prior written consent of MLBFS, Grantor shall not make or permit any material alterations to any tangible Collateral which might materially reduce or impair its market value or utility. Grantor shall at all times keep the tangible Collateral in good condition and repair, reasonable wear and tear obsolescence excepted and shall pay or cause to be paid all obligations arising from the repair and maintenance of such Collateral, as well as all obligations with respect to each Location of Tangible Collateral, except for any such obligations being contested by Grantor in good faith by appropriate proceedings.

3. REPRESENTATIONS AND WARRANTIES

Grantor represents and warrants to MLBFS that:

     (a) Organization. Grantor is a corporation duly organized and validly existing in good standing under the laws of the State of Colorado, and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary.

     (b) Execution, Delivery and Performance. The execution, delivery and performance by Grantor of this Agreement have been duly authorized by all requisite action, do not and will not violate or conflict with any law or other governmental requirement, or any of the agreements, instruments or documents which formed or governed Grantor, and do not and will not breach or violate any of the provisions of, and will not result in a default by Grantor under, any other agreement, instrument or document to which it is a party or by which it or its properties are bound.

     (c) Notice or Consent. Except as may have been given or obtained, no notice to or consent or approval of any governmental body or authority or other third party whatsoever (including, without limitation, any other creditor) is required in connection with the execution, delivery or performance by Grantor of this Agreement.

     (d) Valid and Binding. This Agreement is the legal, valid and binding obligation of Grantor, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principles of equity.

     (e) Financial Statements. Except as expressly set forth in Grantor 's financial statements, all financial statements of Grantor furnished to MLBFS have been prepared in conformity with generally accepted accounting principles, consistently applied, are true and correct, and fairly present the financial condition of it as at such dates and the results of its operations for the periods then ended; and since the most recent date covered by such financial statements, there has been no material adverse change in any such financial condition or operation.

     (f) Litigation, etc. Except as previously disclosed through Customer's SEC filings, no litigation, arbitration, administrative or governmental proceedings are pending or threatened against Grantor, which would, if adversely determined, materially and adversely affect the financial condition or continued operations of Grantor, or the liens and security interests of MLBFS hereunder.

     (g) Taxes. All federal, state and local tax returns, reports and statements required to be filed by Grantor have been filed with the appropriate governmental agencies and all taxes due and payable by Grantor have been timely paid (except to the extent that any such failure to file or pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or the financial condition or continued operations of Grantor).

     (h) Collateral. Grantor has good and marketable title to the Collateral, subject tp immaterial imperfections in title, and, except for any Permitted
Liens: (i) none of the Collateral is subject to any lien, encumbrance or security interest, and (ii) upon the filing of all Uniform Commercial Code financing statements executed by Grantor with respect to the Collateral or a copy of this Agreement in the appropriate jurisdiction(s) and/or the completion of any other action required by applicable law to perfect is lien and security interests, MLBFS will have valid and perfected first liens and security interests upon all of the Collateral.

     Each of the foregoing representations and warranties has been and will be relied upon as an inducement to MLBFS to advance funds or extend or continue to extend credit to Customer, and is continuing and shall be deemed remade by Grantor concurrently with each such advance or extension of credit by MLBFS to Customer.

4. FINANCIAL AND OTHER INFORMATION

     Grantor covenants and agrees that Grantor will furnish or cause to be furnished to MLBFS during the term of this Agreement such financial and other information as may be required by the Loan Agreements or any other document evidencing the Obligations or as MLBFS may from time to time reasonably request relating to Grantor or the Collateral.

5. OTHER COVENANTS

     Grantor further agrees during the term of this Agreement that:

     (a) Financial Records; Inspection. Grantor will: (i) maintain complete and accurate books and records at its principal place of business, and maintain all of its financial records in a manner consistent with the financial statements heretofore furnished to MLBFS, or prepared on such other basis as may be approved in writing by MLBFS; and (ii) permit MLBFS or its duly authorized representatives, upon reasonable notice and at reasonable times, to inspect its properties (both real and personal), operations, books and records.

     (b) Taxes. Grantor will pay when due all taxes, assessments and other governmental charges, howsoever designated, and all other liabilities and obligations, except to the extent that any such failure to pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder, or the financial condition or continued operations of Grantor.

     (c) Compliance With Laws and Agreements. Grantor will not violate any law, regulation or other governmental requirement, any judgment or order of any court or governmental agency or authority, or any agreement, instrument or document to which it is a party or by which it is bound, if any such violation will materially and adversely affect either the liens and security interests of MLBFS hereunder, or the financial condition or continued operations of Grantor.

     (d) Notification By Grantor. Grantor shall provide MLBFS with prompt written notification of: (i) any Default; (ii) any materially adverse change in the business, financial condition or operations of Customer or Grantor; and
(iii) any information which indicates that any financial statements of Customer or Grantor fail in any material respect to present fairly the financial condition and results of operations purported to be presented in such statements. Each notification by Grantor pursuant hereto shall specify the event or information causing such notification, and, to the extent applicable, shall specify the steps being taken to rectify or remedy such event or information.

     (e) Notice of Change Grantor shall give MLBFS not less than 30 days prior written notice of any change in the name (including any fictitious name) or principal place of business of Grantor.

     (f) Continuity. Except upon the prior written consent of MLBFS, which consent will not be unreasonably withheld: (i) Grantor shall not be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets of, or any material stock, partnership, joint venture or other equity interest in, any person or entity, or sell, transfer or lease all or any substantial part of its assets, if any such action would result in either: (A) a material change in the principal business, ownership or control of Grantor, or (B) a material adverse change in the financial condition or operations of Grantor; (ii) Grantor shall preserve its existence and good standing in the jurisdiction(s) of establishment and operation; (iii) Grantor shall not engage in any material business substantially different from its business in effect as of the date of application by Customer for credit from MLBFS, or cease operating any such material business; (iv) Grantor shall not cause or permit any other person or entity to assume or succeed to any material business or operations of Grantor; and (iv) Grantor shall not cause or permit any material change in its controlling ownership.

6. EVENTS OF DEFAULT

     The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement:

     (a) Event of Default Under any Loan Agreement. An Event of Default shall occur under the terms of any of the Loan Agreements.

     (b) Failure to Perform. Grantor shall default in the performance or observance of any covenant or agreement on its part to be performed or observed under this Agreement (not constituting an Event of Default under any other clause of this Section), and such default shall continue unremedied for 10 Business Days after written notice thereof shall have been given by MLBFS to Grantor.

     (c) Breach of Warranty. Any representation or warranty made by Grantor contained in this Agreement shall at any time prove to have been incorrect in any material respect when made.

     (d) Default Under Other Agreement. A default or Event of Default by Grantor shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed.

     (e) Seizure or Abuse of Collateral. The Collateral, or any material part thereof, shall be or become subject to any levy, attachment, seizure or confiscation which is not released within 10 Business Days.

     (f) Bankruptcy Event. Any Bankruptcy Event shall occur.

     (g) Material Impairment. Any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of payment or performance by Grantor has been materially impaired. The existence of such a material impairment shall be determined in a manner consistent with the intent of Section 1-208 of the UCC.

     (h) Acceleration of Debt to Other Creditors. Any event shall occur which results in the acceleration of the maturity of any indebtedness of $100,000.00 or more of Grantor to another creditor under any indenture, agreement, undertaking, or otherwise.

7. REMEDIES

     (a) Remedies Upon Default Upon the occurrence and during the continuance of any Event of Default, MLBFS may at its sole option do any one or more or all of the following, at such time and in such order as MLBFS may in its sole discretion choose:

     (i) Acceleration. MLBFS may declare all Obligations to be forthwith due and payable, whereupon all such amounts shall be immediately due and payable, without presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate or other notice or formality of any kind, all of which are hereby expressly waived; provided, however, that upon the occurrence of any Bankruptcy Event all Obligations shall automatically become due and payable without any action on the part of MLBFS.

     (ii) Exercise Rights of Secured Party. MLBFS may exercise any or all of the remedies of a secured party under applicable law, including, but not limited to, the UCC, and any or all of its other rights and remedies under this Agreement.

     (iii) Possession. MLBFS may require Grantor to make the Collateral and the records pertaining to the Collateral available to MLBFS at a place designated by MLBFS which is reasonably convenient to Grantor, or may take possession of the Collateral and the records pertaining to the Collateral without the use of any judicial process and without any prior notice to Grantor.

     (iv) Sale. MLBFS may sell any or all of the Collateral at public or private sale upon such terms and conditions as MLBFS may reasonably deem proper, and MLBFS may purchase any Collateral at any such public sale; and the net proceeds of any such public or private sale and all other amounts actually collected or received by MLBFS pursuant hereto, after deducting all costs and expenses incurred at any time in the collection of the Obligations and in the protection, collection and sale of the Collateral, will be applied to the payment of the Obligations, with any remaining proceeds paid to Grantor or whoever else may be entitled thereto, and with Customer and each guarantor of Customer's obligations remaining jointly and severally liable for any amount remaining unpaid after such application.

     (v) Delivery of Cash, Checks, Etc. MLBFS may require Grantor to forthwith upon receipt, transmit and deliver to MLBFS in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed, where required, so that such items may be collected by MLBFS) which may be received by Grantor at any time in full or partial payment of any Collateral, and require that Grantor not commingle any such items which may be so received by Grantor with any other of its funds or property but instead hold them separate and apart and in trust for MLBFS until delivery is made to MLBFS.

     (vi) Notification of Account Debtors. MLBFS may notify any Account Debtor that its Account or Chattel Paper has been assigned to MLBFS and direct such Account Debtor to make payment directly to MLBFS of all amounts due or becoming due with respect to such Account or Chattel Paper; and MLBFS may enforce payment and collect, by legal proceedings or otherwise, such Account or Chattel Paper.

     (vii) Control of Collateral. MLBFS may otherwise take control in any lawful manner of any cash or non-cash items of payment or proceeds of Collateral and of any rejected, returned, stopped in transit or repossessed goods included in the Collateral and endorse Grantor name on any item of payment on or proceeds of the Collateral, and, in connection therewith, MLBFS may notify the postal authorities to change the address for delivery of mail addressed to Grantor to such address as MLBFS may designate.

     (b) Set-Off. MLBFS shall have the further right upon the occurrence and during the continuance of an Event of Default to set-off, appropriate and apply toward payment of any of the Obligations, in such order of application as MLBFS may from time to time and at any time elect, any cash, credits, deposits, accounts, financial assets, investment property, securities and any other property of Grantor which is in transit to or in the possession, custody or control of MLBFS, MLPF&S or any agent, bailee, or affiliate of MLBFS or MLPF&S. Grantor hereby collaterally assigns and grants to MLBFS a security interest in all such property as additional Collateral.

     (c) Power of Attorney. Effective upon the occurrence and during the continuance of an Event of Default, Grantor hereby irrevocably appoints MLBFS as its attorney-in-fact, with full power of substitution, in its place and stead and in its name or in the name of MLBFS, to from time to time in MLBFS' sole discretion take any action and to execute any instrument which MLBFS may deem necessary or advisable to accomplish the purposes of this Agreement, including, but not limited to, to receive, endorse and collect all checks, drafts and other instruments for the payment of money made payable to Grantor included in the Collateral.

     (d) Remedies are Severable and Cumulative. All rights and remedies of MLBFS herein are severable and cumulative and in addition to all other rights and remedies available at law or in equity, and any one or more of such rights and remedies may be exercised simultaneously or successively. Any notice required under this Agreement or under applicable law shall be deemed reasonably and properly given to Grantor if given at the address and by any of the methods of giving notice set forth in this Agreement at least 5 Business Days before taking any action specified in such notice.

     (e) Notices. To the fullest extent permitted by applicable law, Grantor hereby irrevocably waives and releases MLBFS of and from any and all liabilities and penalties for failure of MLBFS to comply with any statutory or other requirement imposed upon MLBFS relating to notices of sale, holding of sale or reporting of any sale, and Grantor waives all rights of redemption or reinstatement from any such sale. MLBFS shall have the right to postpone or adjourn any sale or other disposition of Collateral at any time without giving notice of any such postponed or adjourned date. In the event MLBFS seeks to take possession of any or all of the Collateral by court process, Grantor further irrevocably waives to the fullest extent permitted by law any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and any demand for possession prior to the commencement of any suit or action.

8. MISCELLANEOUS

     (a) Non-Waiver. No failure or delay on the part of MLBFS in exercising any right, power or remedy pursuant to this Agreement shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any waiver of any provision of this Agreement, nor any consent to any departure by Grantor therefrom, shall be effective unless the same shall be in writing and signed by MLBFS. Any waiver of any provision of this Agreement and any consent to any departure by Grantor from the terms of this Agreement shall be effective only in the specific instance and for the specific purpose for which given. Except as otherwise expressly provided herein, no notice to or demand on Grantor shall in any case entitle Grantor to any other or further notice or demand in similar or other circumstances.

     (b) Communications. All notices and other communications required or permitted hereunder shall be in writing, and shall be either delivered personally, mailed by postage prepaid certified mail or sent by express overnight courier or by facsimile. Such notices and communications shall be deemed to be given on the date of personal delivery, facsimile transmission or actual delivery of certified mail, or one Business Day after delivery to an express overnight courier. Unless otherwise specified in a notice sent or delivered in accordance with the terms hereof, notices and other communications in writing shall be given to the parties hereto at their respective addresses set forth at the beginning of this Agreement, and, in the case of facsimile transmission, to the parties at their respective regular facsimile telephone number.

     (c) Costs, Expenses and Taxes. Grantor shall pay or reimburse MLBFS upon demand for: (i) all Uniform Commercial Code filing and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS' rights hereunder or in the Collateral; (ii) any and all stamp, transfer and other taxes and fees payable or determined to be payable in connection with the execution, delivery and/or recording of this Agreement; and
(iii) all reasonable fees and out-of-pocket expenses (including, but not limited to, reasonable fees and expenses of outside counsel) incurred by MLBFS in connection with the enforcement of this Agreement or the protection of MLBFS' rights hereunder, excluding, however, salaries and expenses of MLBFS' employees. The obligations of Grantor under this paragraph shall survive the expiration or termination of this Agreement and the discharge of the other Obligations.

     (d) Right to Perform Obligations. If Grantor shall fail to do any act or thing which it has covenanted to do under this Agreement or any representation or warranty on the part of Grantor contained in this Agreement shall be breached, MLBFS may, in its sole discretion, after 5 Business Days written notice is sent to Grantor (or such lesser notice, including no notice, as is reasonable under the circumstances), do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all reasonable amounts so expended by MLBFS shall be repayable to MLBFS by Grantor upon demand, with interest at the highest "Interest Rate" under the Loan Agreements or any document incorporated into in any of the Loan Agreements, or the highest interest rate permitted by law, whichever is less, during the period from and including the date funds are so expended by MLBFS to the date of repayment, and any such amounts due and owing MLBFS shall be additional Obligations. The payment or performance by MLBFS of any of Grantor's obligations hereunder shall not relieve Grantor of said obligations or of the consequences of having failed to pay or perform the same, and shall not waive or be deemed a cure of any Default.

     (e) Further Assurances. Grantor agrees to do such further acts and things and to execute and deliver to MLBFS such additional agreements, instruments and documents as MLBFS may reasonably require or deem advisable to effectuate the purposes of this Agreement, or to establish, perfect and maintain MLBFS' security interests and liens upon the Collateral, including, but not limited to:
(i) executing financing statements or amendments thereto when and as reasonably requested by MLBFS; and (ii) if in the reasonable judgment of MLBFS it is required by local law, causing the owners and/or mortgagees of the real property on which any Collateral may be located to execute and deliver to MLBFS waivers or subordinations reasonably satisfactory to MLBFS with respect to any rights in such Collateral.

     (f) Binding Effect. This Agreement shall be binding upon Grantor and its successors and assigns, and shall inure to the benefit of MLBFS and its successors and assigns.

     (g) Headings. Captions and section and paragraph headings in this Agreement are inserted only as a matter of convenience, and shall not affect the interpretation hereof.

     (h) Governing Law. This Agreement shall be governed in all respects by the laws of the State of Illinois.

     (i) Severability of Provisions. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     (j) Term. This Agreement shall become effective upon acceptance by MLBFS, and, subject to the terms hereof, shall continue in effect so long thereafter as either MLBFS shall be committed to advance funds or extend credit to Customer or there shall be any Obligations outstanding.

     (k)   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts which, when taken together, constitute one and the same agreement.

     (l) Jurisdiction; Waiver. GRANTOR acknowledges that this Agreement is being accepted by MLBFS in partial consideration of MLBFS' right and option, in its sole discretion, to enforce this Agreement in either the State of Illinois or in any other jurisdiction where GRANTOR or any collateral for the Obligations may be located. GRANTOR IRREVOCABLY SUBMITS ITSELF to jurisdiction in the State of Illinois and venue in any State or Federal Court in the County of Cook for such purposes, and GRANTOR waives any and all rights to contest said jurisdiction and venue AND THE CONVENIENCE OF ANY SUCH FORUM, AND ANY AND ALL RIGHTS TO REMOVE SUCH ACTION FROM STATE TO FEDERAL COURT. GRANTOR further waives any rights to commence any action against MLBFS in any jurisdiction except in the County of Cook and State of Illinois. MLBFS and GRANTOR hereby each expressly waive any and all rights to a trial by jury in any action, proceeding or counterclaim brought BY either of the parties against the other party with respect to any matter relating to, arising out of or in any way connected with the Loan AgreementS, this Agreement and/or any of the transactions which are the subject matter of the Loan AgreementS or this Agreement. GRANTOR FURTHER WAIVES THE RIGHT TO BRING ANY NON-COMPULSORY COUNTERCLAIMS.

     (m) Integration. This written Agreement constitutes the entire understanding and represents the full and final agreement between the parties with respect to the subject matter hereof, and may not be contradicted by evidence of prior written agreements or prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements of the parties. No amendment or modification of this Agreement shall be effective unless in a writing signed by both MLBFS and GRANTOR.

     IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

COLORADO TECHNICAL UNIVERSITY, INC. D/B/A COLORADO TECHNICAL UNIVERSITY


By: ____________________________________________________________________________
                  Signature (1)                      Signature (2)

--------------------------------------------------------------------------------
                  Printed Name                       Printed Name

--------------------------------------------------------------------------------
                  Title                              Title


Accepted at Chicago, Illinois:
MERRILL LYNCH BUSINESS FINANCIAL
SERVICES INC.

By: __________________________________________________________

                                    EXHIBIT A

     ATTACHED TO AND HEREBY MADE A PART OF SECURITY AGREEMENT NO. 0103551501 BETWEEN MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. AND COLORADO TECHNICAL
UNIVERSITY,       INC.      D/B/A      COLORADO       TECHNICAL       UNIVERSITY
================================================================================


Locations of Tangible Collateral:

5775 Denver Technical Center Blvd., Suite 100
Greenwood Village, CO  80111

3901 W. 59th Street
Sioux Falls, SD  57103

                               SECURITY AGREEMENT
================================================================================

     Security Agreement ("Agreement") dated as of March 21, 2001, between CTU CORPORATION F/K/A M.D.J.B. INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 4435 N. Chestnut Street, Colorado Springs, CO 80907 ("Grantor"), and MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 222 North LaSalle Street, Chicago, IL 60601 ("MLBFS").

     In order to induce MLBFS to extend or continue to extend credit to WHITMAN EDUCATION GROUP, INC. D/B/A WHITMAN EDUCATION GROUP F/K/A WHITMAN MEDICAL CORPORATION ("Customer") under the Loan Agreements (as defined below) or otherwise, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor hereby agrees with MLBFS as follows:

1. DEFINITIONS

     (a) Specific Terms. In addition to terms defined elsewhere in this Agreement, when used herein the following terms shall have the following meanings:

     (xix) "Account Debtor" shall mean any party who is or may become obligated with respect to an Account or Chattel Paper.

     (xx) "Bankruptcy Event" shall mean any of the following: (A) a proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or receivership law or statute shall be filed or consented to by Grantor or Customer; or (B) any such proceeding shall be filed against Grantor or Customer and shall not be dismissed or withdrawn within sixty (60) days after filing; or
(C) Grantor or Customer shall make a general assignment for the benefit of creditors; or (D) Grantor or Customer shall generally fail to pay or admit in writing its inability to pay its debts as they become due; or (E) Grantor or Customer shall be adjudicated a bankrupt or insolvent.

     (xxi) "Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

     (xxii) "Collateral" shall mean all Accounts, Chattel Paper, Contract Rights, Inventory, Equipment, Fixtures, General Intangibles, Deposit Accounts, Documents, Instruments, Financial Assets and Investment Property of Grantor, howsoever arising, whether now owned or existing or hereafter acquired or arising, and wherever located; together with all parts thereof (including spare parts), all accessories and accessions thereto, all books and records (including computer records) directly related thereto, all proceeds thereof (including, without limitation, proceeds in the form of Accounts and insurance proceeds), and the additional collateral described in Section 7 (b) hereof.

     (xxiii) "Default" shall mean an "Event of Default", as defined in Section 6 hereof, or any event which with the giving of notice, passage of time, or both, would constitute such an Event of Default.

     (xxiv) "Loan Agreement" shall mean: (a) that certain TERM LOAN AND SECURITY AGREEMENT No. 0103551501 between MLBFS and Customer; and together with all agreements, instruments and documents executed pursuant thereto, as any or all of the same may from time to time be or have been amended, restated, extended or supplemented.

     (xxv) "Location of Tangible Collateral" shall mean the address of Grantor set forth at the beginning of this Agreement, together with any other address or addresses set forth on any exhibit hereto as being a Location of Tangible Collateral.

     (xxvi) "Obligations" shall mean all liabilities, indebtedness and other obligations of Customer or Grantor to MLBFS, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary or joint or several, and, without limiting the foregoing, shall include interest accruing after the filing of any petition in bankruptcy, and all present and future liabilities, indebtedness and obligations of Customer under the Loan Agreements and the agreements, instruments and documents executed pursuant thereto, and of Grantor under this Agreement.

     (xxvii) "Permitted Liens" shall mean with respect to the Collateral: (A) liens for current taxes not delinquent, other non-consensual liens arising in the ordinary course of business for sums not due, and, if MLBFS' rights to and interest in the Collateral are not materially and adversely affected thereby, any such liens for taxes or other non-consensual liens arising in the ordinary course of business being contested in good faith by appropriate proceedings; (B) liens in favor of MLBFS; and (C) any other liens expressly permitted in writing by MLBFS.

     (b) Other Terms. Except as otherwise defined herein, all terms used in this Agreement which are defined in the Uniform Commercial Code of Illinois ("UCC") shall have the meanings set forth in the UCC.

2. COLLATERAL

     (a) Pledge of Collateral. To secure payment and performance of the Obligations, Grantor hereby pledges, assigns, transfers and sets over to MLBFS, and grants to MLBFS a first lien and security interest in and upon all of the Collateral, subject only to Permitted Liens.

     (b) Liens. Except upon the prior written consent of MLBFS, Grantor shall not create or permit to exist any lien, encumbrance or security interest upon or with respect to any Collateral now owned or hereafter acquired other than Permitted Liens.

     (c) Performance of Obligations. Grantor shall perform all of its obligations owing on account of or with respect to the Collateral in all material respects; it being understood that nothing herein, and no action or inaction by MLBFS, under this Agreement or otherwise, shall be deemed an assumption by MLBFS of any of Grantor's said obligations.

     (d) Notice of Certain Events. Grantor shall give MLBFS immediate notice of any attachment, lien, judicial process, encumbrance or claim affecting or involving $25,000.00 or more of the Collateral.

     (e) Indemnification Grantor shall indemnify, defend and save MLBFS harmless from and against any and all claims, losses, costs, expenses (including, without limitation, reasonable attorneys' fees and expenses), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever which may be asserted against or incurred by MLBFS arising out of or in any manner occasioned by (i) the ownership, use, operation, condition or maintenance of any Collateral, or
(ii) any failure by Grantor to perform any of its obligations hereunder; excluding, however, from said indemnity any such claims, losses, etc. arising out of the willful wrongful act or active gross negligence of MLBFS. This indemnity shall survive the expiration or termination of this Agreement as to all matters arising or accruing prior to such expiration or termination.

     (f) Insurance. Grantor shall insure all of the tangible Collateral with an insurer or insurers reasonably acceptable to MLBFS, under a policy or policies of physical damage insurance reasonably acceptable to MLBFS providing that (i) losses will be payable to MLBFS as its interests may appear pursuant to a Lender's Loss Payable endorsement , and (ii) MLBFS will receive not less than 10 days prior written notice of any cancellation; and containing such other provisions as may be reasonably required by MLBFS. Grantor shall maintain such other insurance as may be required by law or otherwise reasonably required by MLBFS. Grantor shall furnish MLBFS with a copy or certificate of each such policy or policies and, prior to any expiration or cancellation, each renewal or replacement thereof.

     (g) Event of Loss. Grantor shall at its expense promptly repair all reasonably repairable damage to any tangible Collateral. In the event that any tangible Collateral is damaged beyond repair, lost, totally destroyed or confiscated (an "Event of Loss") and such Collateral had a value prior to such Event of Loss of $25,000.00 or more, then, on or before the first to occur of
(i) 90 days after the occurrence of such Event of Loss, or (ii) 10 Business Days after the date on which either Grantor or MLBFS shall receive any proceeds of insurance on account of such Event of Loss, or any underwriter of insurance on such tangible Collateral shall advise either Grantor or MLBFS that it disclaims liability in respect of such Event of Loss, Grantor shall, at Grantor's option, either replace the Collateral subject to such Event of Loss with comparable Collateral free of all liens other than Permitted Liens (in which event Grantor shall be entitled to utilize the proceeds of insurance on account of such Event of Loss for such purpose, and may retain any excess proceeds of such insurance), or pay to MLBFS on account of the Obligations an amount equal to the actual cash value of such Collateral as determined by either the applicable insurance company's payment (plus any applicable deductible) or, in absence of insurance company payment, as reasonably determined by MLBFS. Notwithstanding the foregoing, if at the time of occurrence of such Event of Loss or any time thereafter prior to replacement or payment, as aforesaid, an Event of Default shall have occurred and be continuing hereunder, then MLBFS may at its sole option, exercisable at any time while such Event of Default shall be continuing, require Grantor to either replace such Collateral or make a payment on account of the Obligations, as aforesaid.

     (h) Sales and Collections. So long as no Event of Default shall have occurred and be continuing, Grantor may in the ordinary course of its business:
(i) sell any Inventory normally held by Grantor for sale, (ii) use or consume any materials and supplies normally held by Grantor for use or consumption, and
(iii) collect all of its Accounts. Grantor shall take such action with respect to protection of its Inventory and the other Collateral and the collection of its Accounts as MLBFS may from time to time reasonably request.

     (i) Account Schedules. Upon the request of MLBFS, made now or at any time or times hereafter, Grantor shall deliver to MLBFS, in addition to the other information required hereunder, a schedule identifying, for each Account and all Chattel Paper subject to MLBFS' security interests hereunder, each Account Debtor by name and address and amount, invoice number and date of each invoice. Grantor shall furnish to MLBFS such additional information with respect to the Collateral, and amounts received by Grantor as proceeds of any of the Collateral, as MLBFS may from time to time reasonably request.

     (j) Location. Except for movements in the ordinary course of its business, Grantor shall give MLBFS 30 days' prior written notice of the placing at or movement of any tangible Collateral to any location other than a Location of Tangible Collateral. In no event shall Grantor cause or permit any tangible Collateral to be removed from the United States without the express prior written consent of MLBFS.

     (k) Alterations and Maintenance. Except upon the prior written consent of MLBFS, Grantor shall not make or permit any material alterations to any tangible Collateral which might materially reduce or impair its market value or utility. Grantor shall at all times keep the tangible Collateral in good condition and repair, reasonable wear and tear obsolescence excepted, and shall pay or cause to be paid all obligations arising from the repair and maintenance of such Collateral, as well as all obligations with respect to each Location of Tangible Collateral, except for any such obligations being contested by Grantor in good faith by appropriate proceedings.

3. REPRESENTATIONS AND WARRANTIES

Grantor represents and warrants to MLBFS that:

     (a) Organization. Grantor is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary.

     (b) Execution, Delivery and Performance. The execution, delivery and performance by Grantor of this Agreement have been duly authorized by all requisite action, do not and will not violate or conflict with any law or other governmental requirement, or any of the agreements, instruments or documents which formed or governed Grantor, and do not and will not breach or violate any of the provisions of, and will not result in a default by Grantor under, any other agreement, instrument or document to which it is a party or by which it or its properties are bound.

     (c) Notice or Consent. Except as may have been given or obtained, no notice to or consent or approval of any governmental body or authority or other third party whatsoever (including, without limitation, any other creditor) is required in connection with the execution, delivery or performance by Grantor of this Agreement.

     (d) Valid and Binding. This Agreement is the legal, valid and binding obligation of Grantor, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principles of equity.

     (e) Financial Statements. Except as expressly set forth in Grantor 's financial statements, all financial statements of Grantor furnished to MLBFS have been prepared in conformity with generally accepted accounting principles, consistently applied, are true and correct, and fairly present the financial condition of it as at such dates and the results of its operations for the periods then ended; and since the most recent date covered by such financial statements, there has been no material adverse change in any such financial condition or operation.

     (f) Litigation, etc. Except as previously disclosed through Customer's SEC filings, no litigation, arbitration, administrative or governmental proceedings are pending or threatened against Grantor, which would, if adversely determined, materially and adversely affect the financial condition or continued operations of Grantor, or the liens and security interests of MLBFS hereunder.

     (g) Taxes. All federal, state and local tax returns, reports and statements required to be filed by Grantor have been filed with the appropriate governmental agencies and all taxes due and payable by Grantor have been timely paid (except to the extent that any such failure to file or pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or the financial condition or continued operations of Grantor).

     (h) Collateral. Grantor has good and marketable title to the Collateral, subject to immaterial imperfections in title and, except for any Permitted
Liens: (i) none of the Collateral is subject to any lien, encumbrance or security interest, and (ii) upon the filing of all Uniform Commercial Code financing statements executed by Grantor with respect to the Collateral or a copy of this Agreement in the appropriate jurisdiction(s) and/or the completion of any other action required by applicable law to perfect is lien and security interests, MLBFS will have valid and perfected first liens and security interests upon all of the Collateral.

     Each of the foregoing representations and warranties has been and will be relied upon as an inducement to MLBFS to advance funds or extend or continue to extend credit to Customer, and is continuing and shall be deemed remade by Grantor concurrently with each such advance or extension of credit by MLBFS to Customer.

4. FINANCIAL AND OTHER INFORMATION

     Grantor covenants and agrees that Grantor will furnish or cause to be furnished to MLBFS during the term of this Agreement such financial and other information as may be required by the Loan Agreements or any other document evidencing the Obligations or as MLBFS may from time to time reasonably request relating to Grantor or the Collateral.

5. OTHER COVENANTS

     Grantor further agrees during the term of this Agreement that:

     (a) Financial Records; Inspection. Grantor will: (i) maintain complete and accurate books and records at its principal place of business, and maintain all of its financial records in a manner consistent with the financial statements heretofore furnished to MLBFS, or prepared on such other basis as may be approved in writing by MLBFS; and (ii) permit MLBFS or its duly authorized representatives, upon reasonable notice and at reasonable times, to inspect its properties (both real and personal), operations, books and records.

     (b) Taxes. Grantor will pay when due all taxes, assessments and other governmental charges, howsoever designated, and all other liabilities and obligations, except to the extent that any such failure to pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder, or the financial condition or continued operations of Grantor.

     (c) Compliance With Laws and Agreements. Grantor will not violate any law, regulation or other governmental requirement, any judgment or order of any court or governmental agency or authority, or any agreement, instrument or document to which it is a party or by which it is bound, if any such violation will materially and adversely affect either the liens and security interests of MLBFS hereunder, or the financial condition or continued operations of Grantor.

     (d) Notification By Grantor. Grantor shall provide MLBFS with prompt written notification of: (i) any Default; (ii) any materially adverse change in the business, financial condition or operations of Customer or Grantor; and
(iii) any information which indicates that any financial statements of Customer or Grantor fail in any material respect to present fairly the financial condition and results of operations purported to be presented in such statements. Each notification by Grantor pursuant hereto shall specify the event or information causing such notification, and, to the extent applicable, shall specify the steps being taken to rectify or remedy such event or information.

     (e) Notice of Change Grantor shall give MLBFS not less than 30 days prior written notice of any change in the name (including any fictitious name) or principal place of business of Grantor.

     (f) Continuity. Except upon the prior written consent of MLBFS, which consent will not be unreasonably withheld: (i) Grantor shall not be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets of, or any material stock, partnership, joint venture or other equity interest in, any person or entity, or sell, transfer or lease all or any substantial part of its assets, if any such action would result in either: (A) a material change in the principal business, ownership or control of Grantor, or (B) a material adverse change in the financial condition or operations of Grantor; (ii) Grantor shall preserve its existence and good standing in the jurisdiction(s) of establishment and operation; (iii) Grantor shall not engage in any material business substantially different from its business in effect as of the date of application by Customer for credit from MLBFS, or cease operating any such material business; (iv) Grantor shall not cause or permit any other person or entity to assume or succeed to any material business or operations of Grantor; and (iv) Grantor shall not cause or permit any material change in its controlling ownership.

6. EVENTS OF DEFAULT

     The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement:

     (a) Event of Default Under any Loan Agreement. An Event of Default shall occur under the terms of any of the Loan Agreements.

     (b) Failure to Perform. Grantor shall default in the performance or observance of any covenant or agreement on its part to be performed or observed under this Agreement (not constituting an Event of Default under any other clause of this Section), and such default shall continue unremedied for 10 Business Days after written notice thereof shall have been given by MLBFS to Grantor.

     (c) Breach of Warranty. Any representation or warranty made by Grantor contained in this Agreement shall at any time prove to have been incorrect in any material respect when made.

     (d) Default Under Other Agreement. A default or Event of Default by Grantor shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed.

     (e) Seizure or Abuse of Collateral. The Collateral, or any material part thereof, shall be or become subject to any levy, attachment, seizure or confiscation which is not released within 10 Business Days.

     (f) Bankruptcy Event. Any Bankruptcy Event shall occur.

     (g) Material Impairment. Any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of payment or performance by Grantor has been materially impaired. The existence of such a material impairment shall be determined in a manner consistent with the intent of Section 1-208 of the UCC.

     (h) Acceleration of Debt to Other Creditors. Any event shall occur which results in the acceleration of the maturity of any indebtedness of $100,000.00 or more of Grantor to another creditor under any indenture, agreement, undertaking, or otherwise.

7. REMEDIES

     (a) Remedies Upon Default Upon the occurrence and during the continuance of any Event of Default, MLBFS may at its sole option do any one or more or all of the following, at such time and in such order as MLBFS may in its sole discretion choose:

     (i) Acceleration. MLBFS may declare all Obligations to be forthwith due and payable, whereupon all such amounts shall be immediately due and payable, without presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate or other notice or formality of any kind, all of which are hereby expressly waived; provided, however, that upon the occurrence of any Bankruptcy Event all Obligations shall automatically become due and payable without any action on the part of MLBFS.

     (ii) Exercise Rights of Secured Party. MLBFS may exercise any or all of the remedies of a secured party under applicable law, including, but not limited to, the UCC, and any or all of its other rights and remedies under this Agreement.

     (iii) Possession. MLBFS may require Grantor to make the Collateral and the records pertaining to the Collateral available to MLBFS at a place designated by MLBFS which is reasonably convenient to Grantor, or may take possession of the Collateral and the records pertaining to the Collateral without the use of any judicial process and without any prior notice to Grantor.

     (iv) Sale. MLBFS may sell any or all of the Collateral at public or private sale upon such terms and conditions as MLBFS may reasonably deem proper, and MLBFS may purchase any Collateral at any such public sale; and the net proceeds of any such public or private sale and all other amounts actually collected or received by MLBFS pursuant hereto, after deducting all costs and expenses incurred at any time in the collection of the Obligations and in the protection, collection and sale of the Collateral, will be applied to the payment of the Obligations, with any remaining proceeds paid to Grantor or whoever else may be entitled thereto, and with Customer and each guarantor of Customer's obligations remaining jointly and severally liable for any amount remaining unpaid after such application.

     (v) Delivery of Cash, Checks, Etc. MLBFS may require Grantor to forthwith upon receipt, transmit and deliver to MLBFS in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed, where required, so that such items may be collected by MLBFS) which may be received by Grantor at any time in full or partial payment of any Collateral, and require that Grantor not commingle any such items which may be so received by Grantor with any other of its funds or property but instead hold them separate and apart and in trust for MLBFS until delivery is made to MLBFS.

     (vi) Notification of Account Debtors. MLBFS may notify any Account Debtor that its Account or Chattel Paper has been assigned to MLBFS and direct such Account Debtor to make payment directly to MLBFS of all amounts due or becoming due with respect to such Account or Chattel Paper; and MLBFS may enforce payment and collect, by legal proceedings or otherwise, such Account or Chattel Paper.

     (vii) Control of Collateral. MLBFS may otherwise take control in any lawful manner of any cash or non-cash items of payment or proceeds of Collateral and of any rejected, returned, stopped in transit or repossessed goods included in the Collateral and endorse Grantor name on any item of payment on or proceeds of the Collateral, and, in connection therewith, MLBFS may notify the postal authorities to change the address for delivery of mail addressed to Grantor to such address as MLBFS may designate.

     (b) Set-Off. MLBFS shall have the further right upon the occurrence and during the continuance of an Event of Default to set-off, appropriate and apply toward payment of any of the Obligations, in such order of application as MLBFS may from time to time and at any time elect, any cash, credits, deposits, accounts, financial assets, investment property, securities and any other property of Grantor which is in transit to or in the possession, custody or control of MLBFS, MLPF&S or any agent, bailee, or affiliate of MLBFS or MLPF&S. Grantor hereby collaterally assigns and grants to MLBFS a security interest in all such property as additional Collateral.

     (c) Power of Attorney. Effective upon the occurrence and during the continuance of an Event of Default, Grantor hereby irrevocably appoints MLBFS as its attorney-in-fact, with full power of substitution, in its place and stead and in its name or in the name of MLBFS, to from time to time in MLBFS' sole discretion take any action and to execute any instrument which MLBFS may deem necessary or advisable to accomplish the purposes of this Agreement, including, but not limited to, to receive, endorse and collect all checks, drafts and other instruments for the payment of money made payable to Grantor included in the Collateral.

     (d) Remedies are Severable and Cumulative. All rights and remedies of MLBFS herein are severable and cumulative and in addition to all other rights and remedies available at law or in equity, and any one or more of such rights and remedies may be exercised simultaneously or successively. Any notice required under this Agreement or under applicable law shall be deemed reasonably and properly given to Grantor if given at the address and by any of the methods of giving notice set forth in this Agreement at least 5 Business Days before taking any action specified in such notice.

     (e) Notices. To the fullest extent permitted by applicable law, Grantor hereby irrevocably waives and releases MLBFS of and from any and all liabilities and penalties for failure of MLBFS to comply with any statutory or other requirement imposed upon MLBFS relating to notices of sale, holding of sale or reporting of any sale, and Grantor waives all rights of redemption or reinstatement from any such sale. MLBFS shall have the right to postpone or adjourn any sale or other disposition of Collateral at any time without giving notice of any such postponed or adjourned date. In the event MLBFS seeks to take possession of any or all of the Collateral by court process, Grantor further irrevocably waives to the fullest extent permitted by law any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and any demand for possession prior to the commencement of any suit or action.

8. MISCELLANEOUS

     (a) Non-Waiver. No failure or delay on the part of MLBFS in exercising any right, power or remedy pursuant to this Agreement shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any waiver of any provision of this Agreement, nor any consent to any departure by Grantor therefrom, shall be effective unless the same shall be in writing and signed by MLBFS. Any waiver of any provision of this Agreement and any consent to any departure by Grantor from the terms of this Agreement shall be effective only in the specific instance and for the specific purpose for which given. Except as otherwise expressly provided herein, no notice to or demand on Grantor shall in any case entitle Grantor to any other or further notice or demand in similar or other circumstances.

     (b) Communications. All notices and other communications required or permitted hereunder shall be in writing, and shall be either delivered personally, mailed by postage prepaid certified mail or sent by express overnight courier or by facsimile. Such notices and communications shall be deemed to be given on the date of personal delivery, facsimile transmission or actual delivery of certified mail, or one Business Day after delivery to an express overnight courier. Unless otherwise specified in a notice sent or delivered in accordance with the terms hereof, notices and other communications in writing shall be given to the parties hereto at their respective addresses set forth at the beginning of this Agreement, and, in the case of facsimile transmission, to the parties at their respective regular facsimile telephone number.

     (c) Costs, Expenses and Taxes. Grantor shall pay or reimburse MLBFS upon demand for: (i) all Uniform Commercial Code filing and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS' rights hereunder or in the Collateral; (ii) any and all stamp, transfer and other taxes and fees payable or determined to be payable in connection with the execution, delivery and/or recording of this Agreement; and
(iii) all reasonable fees and out-of-pocket expenses (including, but not limited to, reasonable fees and expenses of outside counsel) incurred by MLBFS in connection with the enforcement of this Agreement or the protection of MLBFS' rights hereunder, excluding, however, salaries and expenses of MLBFS' employees. The obligations of Grantor under this paragraph shall survive the expiration or termination of this Agreement and the discharge of the other Obligations.

     (d) Right to Perform Obligations. If Grantor shall fail to do any act or thing which it has covenanted to do under this Agreement or any representation or warranty on the part of Grantor contained in this Agreement shall be breached, MLBFS may, in its sole discretion, after 5 Business Days written notice is sent to Grantor (or such lesser notice, including no notice, as is reasonable under the circumstances), do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all reasonable amounts so expended by MLBFS shall be repayable to MLBFS by Grantor upon demand, with interest at the highest "Interest Rate" under the Loan Agreements or any document incorporated into in any of the Loan Agreements, or the highest interest rate permitted by law, whichever is less, during the period from and including the date funds are so expended by MLBFS to the date of repayment, and any such amounts due and owing MLBFS shall be additional Obligations. The payment or performance by MLBFS of any of Grantor's obligations hereunder shall not relieve Grantor of said obligations or of the consequences of having failed to pay or perform the same, and shall not waive or be deemed a cure of any Default.

     (e) Further Assurances. Grantor agrees to do such further acts and things and to execute and deliver to MLBFS such additional agreements, instruments and documents as MLBFS may reasonably require or deem advisable to effectuate the purposes of this Agreement, or to establish, perfect and maintain MLBFS' security interests and liens upon the Collateral, including, but not limited to:
(i) executing financing statements or amendments thereto when and as reasonably requested by MLBFS; and (ii) if in the reasonable judgment of MLBFS it is required by local law, causing the owners and/or mortgagees of the real property on which any Collateral may be located to execute and deliver to MLBFS waivers or subordinations reasonably satisfactory to MLBFS with respect to any rights in such Collateral.

     (f) Binding Effect. This Agreement shall be binding upon Grantor and its successors and assigns, and shall inure to the benefit of MLBFS and its successors and assigns.

     (g) Headings. Captions and section and paragraph headings in this Agreement are inserted only as a matter of convenience, and shall not affect the interpretation hereof.

     (h) Governing Law. This Agreement shall be governed in all respects by the laws of the State of Illinois.

     (i) Severability of Provisions. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     (j) Term. This Agreement shall become effective upon acceptance by MLBFS, and, subject to the terms hereof, shall continue in effect so long thereafter as either MLBFS shall be committed to advance funds or extend credit to Customer or there shall be any Obligations outstanding.

     (k)   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts which, when taken together, constitute one and the same agreement.

     (l) Jurisdiction; Waiver. GRANTOR acknowledges that this Agreement is being accepted by MLBFS in partial consideration of MLBFS' right and option, in its sole discretion, to enforce this Agreement in either the State of Illinois or in any other jurisdiction where GRANTOR or any collateral for the Obligations may be located. GRANTOR IRREVOCABLY SUBMITS ITSELF to jurisdiction in the State of Illinois and venue in any State or Federal Court in the County of Cook for such purposes, and GRANTOR waives any and all rights to contest said jurisdiction and venue AND THE CONVENIENCE OF ANY SUCH FORUM, AND ANY AND ALL RIGHTS TO REMOVE SUCH ACTION FROM STATE TO FEDERAL COURT. GRANTOR further waives any rights to commence any action against MLBFS in any jurisdiction except in the County of Cook and State of Illinois. MLBFS and GRANTOR hereby each expressly waive any and all rights to a trial by jury in any action, proceeding or counterclaim brought BY either of the parties against the other party with respect to any matter relating to, arising out of or in any way connected with the Loan AgreementS, this Agreement and/or any of the transactions which are the subject matter of the Loan AgreementS or this Agreement. GRANTOR FURTHER WAIVES THE RIGHT TO BRING ANY NON-COMPULSORY COUNTERCLAIMS.

     (m) Integration. This written Agreement constitutes the entire understanding and represents the full and final agreement between the parties with respect to the subject matter hereof, and may not be contradicted by evidence of prior written agreements or prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements of the parties. No amendment or modification of this Agreement shall be effective unless in a writing signed by both MLBFS and GRANTOR.

     IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

CTU CORPORATION F/K/A M.D.J.B. INC.

By: ____________________________________________________________________________
                  Signature (1)                      Signature (2)

--------------------------------------------------------------------------------
                  Printed Name                       Printed Name

--------------------------------------------------------------------------------
                  Title                              Title

Accepted at Chicago, Illinois:
MERRILL LYNCH BUSINESS FINANCIAL
SERVICES INC.


By: __________________________________________________________

                                    EXHIBIT A

     ATTACHED TO AND HEREBY MADE A PART OF SECURITY AGREEMENT NO. 0103551501 BETWEEN MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. AND CTU CORPORATION F/K/A M.D.J.B.INC.
==============================================================================


Locations of Tangible Collateral:






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